Risk management	12 Months Ended
Dec. 31, 2025
Risk Management [Abstract]
Risk management	Risk management
a) Risk principles and culture
The principles on which Grupo Santander's risk management and control are based are detailed below. They take into account regulatory requirements, best market practices and are mandatory:
1.All employees are responsible for risk management. They must understand the risks arising from their activities and take ownership for managing them.
2.Senior management involvement. Through conduct, actions and communications, senior management promotes consistent risk management, fosters our risk culture, and oversees that the risk profile remains within the appetite set.
3.Independence: Risk management and control functions operate independently according to our three-lines-of-defence model, with clearly defined roles and responsibilities.
4.Holistic, forward-looking approach: We take a comprehensive approach to risk management and control that extends to all businesses and risk types that could have a material impact. This approach is forward-looking and considers trends across several time horizons and scenarios.
5.Corporate oversight of subsidiaries: Banco Santander sets minimum risk management and control standards through reference documents. Subsidiaries are responsible for translating these standards into their own internal policies and procedures.
1. Key risk types
Grupo Santander's risks categorization allows effective risk management, control and reporting, and includes, among others the following risk types:
•Credit risk is the risk of loss arising from the failure of a customer or counterparty to meet its obligations to which the Santander Group has provided financing or entered into a contractual commitment, or from the deterioration of their credit quality.
•Market risk is the risk incurred as a result of the effect of changes in market factors interest rates, exchange rates, equities and commodities, among others, may have on profits or capital.
•Liquidity risk is the risk incurred because of adverse movements in the factors that determine the market value of financial instruments, such as interest rates, exchange rates, equity prices and commodities, among others.
•Structural Risk is the risk of changes in the value or margin generation of the assets or liabilities in the banking book resulting from changes in market and behavioural factors. It also includes risks associated with insurance and pension activities, as well as the risk of not having an adequate amount or quality of capital to meet internal business objectives, regulatory requirements, or market expectations.
•Capital risk, included within the scope of structural risk, is the risk that arises from the possibility of having an inadequate quantity or quality of capital to meet internal business objectives, regulatory requirements or market expectations.
Grupo Santander also takes into account, on an ongoing basis in its risk management, operational (includes fraud, technological, cyber, legal and conduct risks), financial crime (includes, among others, money laundering, terrorism financing, violation of international sanctions, corruption, bribery and tax evasion), model, reputational and strategic risks.
These risks may be affected by a range of factors that we identify and assess in line with regulatory requirements and industry practice, including: geopolitical developments (international conflicts, economic and monetary decisions, new regulations or trade tensions); digital and transformation initiatives linked to technological change or shifts in business models; and sustainability factors — environmental (natural and climate-related, including extreme events and resource scarcity, as well as those arising from the transition to a more sustainable economy), social (relating to people’s rights, welfare and interests) and governance, both within Grupo Santander and among our counterparties.
In particular, from an environmental and climate perspective, the relevant elements cover, on the one hand, those stemming from the physical effects of climate change and, on the other, those linked to the transition towards a more sustainable economy, including legislative and regulatory, technological or behavioural changes among economic agents.
Given the nature of its operations, the Group has no environment-related liabilities, expenses, assets or contingencies that may be material to its consolidated equity, financial situation and results.
According to market consensus and our materiality assessment, exposure in the sectors where environmental factors may have the most impact mainly relate to wholesale customers. Our management of these customers considers environmental aspects in the preliminary assessment, credit origination and the preparation and review of their credit ratings, which influence the parameters we use to calculate their probability of default (PD). Thus, we embed the most material climate factors in our assessments and in capital loss and provisions calculations.
Moreover, to cover and anticipate potential future losses from severe climate events, such as the Valencia DANA or Hurricane Milton in Florida, we have set overlays whose amount to date has not been material to the Group's total loan loss reserves.
Grupo Santander has enhanced its methodological framework to quantify and assess transition and physical risks in credit losses for climate impacts that are not specifically captured through the forward-looking component implemented under the IFRS 9 framework. We assess these risks under several scenarios published by the NGFS, which explore varying assumptions on shifts in climate policies, emissions, temperatures and physical risk impacts. We take a proportionality approach by assessing the impact on the Group’s core markets and portfolios, especially non-financial entities and mortgage products.
Regarding impact on companies’ credit quality, the model assesses the transmission of customers’ physical and transition climate risk through defined channels (sector GVA, GHG emissions, carbon price, regional GDP, or collateral valuations).
For mortgage products, climate risk appears mainly through a deterioration in collateral values, as reflected in the loan-to-value ratio, which is the main transmission channel into LGD.
These methodologies enable us to embed potential climate-event impacts on credit losses in credit risk management. Against this backdrop, we carried out both internal capital self-assessment exercises and regulatory stress tests.
In light of the above and based on the best information available at the date of these consolidated annual financial statements, we also assessed the potential additional impact of climate and environmental risks on the Group’s equity, financial situation and results in 2025. We did not identify any significant or material impacts.
2. Risk and compliance governance
Grupo Santander robust risk and compliance governance structure allows us to conduct effective oversight in line with our risk appetite. It stands on three lines of defence, a structure of committees and strong Group-subsidiary relations, guided by our risk culture, Risk Pro.
2.1 Lines of defence
Grupo Santander model of three lines of defence effectively manages and controls risks:
•First line: formed business functions, as well as all other functions that generate risk, constitute the first line of defence. They must establish an appropriate environment to manage all risks associated with the business and support compliance with internal policies and regulation. Risk management must operate within the approved risk appetite and associated limits. The first line executes mitigation plans for risks where weaknesses are identified in its control environment.
•Second line: formed by the risk and compliance functions, independently oversees and challenges the risk management activities that the first line carries out. Its role is to help verify that we manage risks in line with the established risk appetite and to promote a strong risk culture across the organization.
•Third line: formed by Internal Audit is a permanent function, independent of any other functions or units, whose objective is to provide the Management Body and the senior management with independent assurance on the quality and effectiveness of internal control, risk management (current or emerging) and governance processes and systems, thereby helping to protect the company’s value, solvency, and reputation.
Risk, Compliance and Internal Audit are sufficiently separate and autonomous functions, with direct access to the board and its committees. The risk and compliance functions report to the risk supervision, regulation and compliance committee and the internal audit function reports to the audit committee.
2.2 Risk committee structure
The board of directors has final oversight of risk and compliance management and control to promote a sound risk culture and review and approve risk appetite and frameworks, with support from its risk, regulation and compliance committee (RSRCC) and its executive committee. The Group's risk governance keeps risk control and risk-taking areas separate.
Our governance structure also includes key roles and executive committees that strengthen oversight and support the effective performance of the control function.
The Group chief risk officer (CRO), who leads the application and execution of risk strategy and promotes proper risk culture, is in charge of overseeing all risks and challenging and advising business lines on risk management.
The Group chief compliance officer (CCO) leads the application and execution of the compliance and conduct risk strategy and reports the status of risks being monitored in order to provide the Chief Risk Officer with a comprehensive view of all risks.
The CRO and the CCO report directly to both the risk supervision, regulation and compliance committee and the board of directors.
The executive risk, risk control and compliance and conduct committees are executive committees with powers delegated from the board.
Furthermore, the executive-level committees delegate part of their responsibilities to forums and/or standing meetings to manage and control each risk type.
Their responsibilities include:
•Inform the CRO, the CCO, the risk control committee and the compliance and conduct committee if risks are being managed within risk appetite;
•Conduct regular follow-ups for each key risk type; and
•Overseeing the measures adopted to meet supervisor's and auditor's expectations.
Besides, Grupo Santander, in order to establish an adequate control environment for the management of each risk types, the risk and compliance functions have effective internal regulation to create the right environment to manage and control all risks.
Grupo Santander may introduce additional governance measures for special situations to reinforce the monitoring of all risks, with particular focus on trends in key macroeconomic indicators and liquidity, the identification of vulnerable sectors/customers, and the strengthening of cybersecurity, among other aspects. Activating these special-situations forums helps the Group address the effects of the geopolitical and macroeconomic environment with resilience.
2.3 The Group's relationship with subsidiaries
Grupo Santander subsidiaries’ risk and compliance management and control model is consistent with the frameworks approved by the Group board of directors. Subsidiaries adhere to the frameworks through their own boards and can only adapt to higher standards according to local law and regulation.
As part of Santander's aggregated risk oversight, we challenge and review subsidiaries’ internal regulations and activities. This enables us to maintain a common risk management and control model across the Group.
The risk and compliance functions support the businesses and oversee risks at both global and local levels. In addition, over the year we continued to strengthen the Group–subsidiary relationship model, leveraging our global scale to identify synergies under a common operating model and shared platforms. The model promotes process simplification and the reinforcement of control mechanisms to support the growth of our businesses.
Santander's Group–subsidiary governance model (GSGM) sets out the principles that govern the relationship between Group key roles and the subsidiaries, which helps safeguard the independence of local second lines. The CRO and CCO take part in the appointment, objectives, performance reviews and remuneration of their local counterparts, which helps confirm that they are controlling risks appropriately.
We continue to strengthen the relationship between the Group and its subsidiaries through close cooperation among our subsidiaries to develop common initiatives more efficiently, such as:
•Transformation of organizational structures, sharing benchmarks across countries and contributing to the function’s strategic vision to promote the rollout of more advanced risk-management infrastructures and practices.
•Exchange of best practices to strengthen processes and drive innovation.
•Promotion of internal talent and mobility, both geographic and functional, as well as fostering diversity within teams to reflect the diversity of the environments in which we operate.
•Developing our risk professionals, improving innovation, the quality of decisions, and fostering a global mindset is key to enhance organizational resilience and reinforcing a global mindset.
The GSGM model also applies to the Group’s global businesses. This gives us a global-local organization in which countries ultimately remain responsible for delivering the budget, the business and customer strategy, and financial management, while the global businesses lead shared initiatives through common operating models and shared technologies, improving local performance.
3. Management processes and tools
Grupo Santander has these effective risk management processes and tools:
3.1 Risk appetite and structure of limits
Risk appetite is the aggregate level and types of risk that Grupo Santander deems prudent for our business strategy, even in unforeseen circumstances. Risk appetite is governed throughout the Group by the following principles:
•Risk appetite is part of the board's duties. The board prepares the risk appetite statement (RAS) for the whole Group every year. Through a cascading-down process, each subsidiary's board also sets its own risk appetite.
•Comprehensiveness and forward-looking approach. Our appetite includes all material risks to which we are exposed and defines our target risk profile for the current and medium term, with a forward-looking view that considers stress scenarios.
•Common standards embedded in the day-to-day risk management. The Group shares the same risk appetite model, which sets common requirements for processes, metrics, governance bodies, controls and standards. This facilitates effective and traceable embedding of risk appetite into more granular management policies and limits across our subsidiaries..
•Continuous monitoring and adaptation. Risk appetite is regularly monitored, reviewed and updated to reflect changes in market conditions, regulatory requirements and supervisory expectations. Compliance with risk appetite limits is monitored on a regular basis through dedicated reporting to senior management and the board and its committees. Breaches or potential breaches are subject to predefined escalation, remediation and follow-up processes, with oversight proportionate to their materiality through senior management and the Group’s governing bodies.
•Alignment with strategy and business plans. Before approving the three-year strategic plans, annual budget, and capital and liquidity plans, the Group verifies their consistency with the limits set in the Risk Appetite Statement. We promote the alignment of strategic and business plans with our risk appetite by:
•considering the risk appetite, long-term strategic view and the risk culture when drafting strategic and business plans.
•challenging business and strategic plans against the risk appetite. Misalignments trigger a review of either the three-year strategic plan (to make sure we stay within RAS limits) or risk appetite limits, with independent governance.
•continuous monitoring of risk appetite compliance through the three lines of defence model.
The main elements underpinning Grupo Santander’s risk appetite and defining our business model are:
•a medium-low, predictable target risk profile, customer focus, internationally diversified operations and a significant market share;
•stable, recurrent earnings and shareholder remuneration, sustained by a sound base of capital, liquidity and sources of funding;
•autonomous subsidiaries that are self-sufficient in terms of capital and liquidity to safeguard their risk profiles against compromising the Group’s profile;
•an independent risk function and a senior management actively engaged in supporting a robust control environment and risk culture; and
•a conduct model that protects our customers and our Simple, Personal and Fair culture.
The risk appetite is expressed through qualitative statements and limits on metrics representative of the bank’s risk profile at present and under stress. Those metrics cover all risk types according to our corporate risk framework. Grupo Santander articulates them in five axes that provide the Bank with a holistic view of all risks it incurs in the development of its business model. These five axes are applicable to all Santander's key risk types, and comprise:
•P&L volatility: control of P&L volatility of business plan under baseline and stressed conditions (under normal and stressed conditions).
•Solvency: control of capital ratios under baseline and stressed scenarios (aligned with ICAAP).
•Liquidity: control of liquidity ratios under base and stress scenarios (aligned with ILAAP).
•Concentration: control of credit concentration on top clients, portfolios and industries.
•Non financial risk and control environment: robust control on non financial risks aimed to minimize events which could lead to financial loss, operative, technological, legal and regulatory breaches, conduct issues or reputational damage.
b) Credit risk
1. Introduction to the credit risk treatment
Grupo Santander takes a holistic view of the credit risk cycle, including the transaction, the customer and the portfolio, in order to identify, analyse, control and decide on credit risk.
Credit risk identification facilitates active and effective portfolio management and control. Grupo Santander identify and classify external and internal risk in each business to adopt any corrective or mitigating measures through:
1.1. Planning
Planning allows to set business objectives and define concrete action plans, integrating the risk appetite statement into portfolio management.
Strategic commercial plans (SCPs) are the management and control tool that the Business and Risk areas define for credit portfolios, with support from the other functions involved (Finance, Management Control, among others). They set out the commercial strategy, risk policies, and the resources and infrastructure required, providing a holistic view of portfolio management.
They also provide an up-to-date view of portfolio credit quality, enable risk measurement, support the execution of internal controls over the defined strategy, allow for periodic monitoring, and help detect material deviations or potential impacts, facilitating the adoption of corrective measures when necessary.
SCPs are aligned with subsidiaries’ risk appetite and capital objectives, as well as those of the Group, and are approved and overseen by local senior management before being reviewed and ratified at Group level.
1.2. Risk assessment and credit rating
Credit risk approval criteria focus on borrowers’ ability to meet their financial obligations. The assessment uses statistical models and an analysis of the net funds or cash flows generated by economic activity, or of regular income, to determine customers’ repayment capacity in a consistent and sustainable manner.
Some statistical credit quality assessment models feed into decision engines to deliver a credit risk assessment quickly and in a consistent, standardised way. These engines support faster and more uniform decision-making, reduce manual errors, apply the same assessment criteria to all customers, and provide traceability and support regulatory compliance. These ratings have multiple uses in risk management, including the origination process (application of limits and pre-approvals), risk monitoring, and as an input to transaction pricing.
These credit rating models may be:
•Rating: from mathematical algorithms that have a quantitative model based on balance sheet ratios or macroeconomic variables or behavioural information, and a qualitative module supplemented by the credit analyst’s expert judgement. It is used for large corporates, corporates, institutional and SME segments (with individualised treatment).
•Scoring: an automated system that assesses credit applications based on the information provided (admission scoring) or customers’ credit profiles based on their relationship with the institution (behavioural scoring). Both are complemented by other available information (for example, from external databases). The system automatically assigns each customer an individual score, which then supports the subsequent decision. It is used for individuals and small businesses with no assigned analyst.
The Group’s parameter estimation models rely on econometric models built on historical default and loss data from the portfolios. The Group uses them to calculate economic and regulatory capital, and IFRS 9 provisions, at operation, customer and portfolio level.
A rigorous governance framework covers the ongoing monitoring and continuous calibration of these models to assess their suitability, predictive power, performance and granularity, as well as compliance with credit policies.
In addition, the Group reviews ratings using the latest available financial information and other relevant data.
Grupo Santander´s limits, pre-classifications and pre-approvals processes determine the level of risk the Group can take on with each customer. Automated processes approve and monitor these decisions. Approved limits must align with expected profitability. To support this, we use profitability estimation and risk-based pricing tools that contribute to sustainable portfolio growth.
Grupo Santander applies various limits models to each segment:
•Large corporate groups are subject to a pre-classification model based on a system for measuring and monitoring economic capital. Pre-classification models express the level of risk Grupo Santander is willing to assume in transactions with customers/groups.
•In the corporate segment, for customers that meet certain predefined criteria (including internal rating and profitability), the Group applies a pre-classification model for the main products related to the customer’s recurring business. The model operates through the setting of internal nominal limits, which define the level of risk to take on with each customer based, among other factors, on their repayment capacity and leverage.
Corporate transactions that exceed certain limits or have specific features must be handled through the approval process for an ad hoc proposal.
•For individual customers and SMEs with low turnover, Grupo Santander manages large volumes of credit transactions using automated decision models that assess each case and assign a limit per customer and transaction.
1.3. Scenario analysis
Grupo Santander´s scenario analyses determine the potential risks in its credit portfolios and provide a better understanding of our portfolios' performance under various macroeconomic conditions. They allow us to anticipate management strategies that will avoid future deviations from defined plans and targets.
They simulate the impact of alternative scenarios in portfolios’ credit parameters (PD, LGD) and expected credit losses. Grupo Santander compares findings with portfolios’ credit profile indicators to find the right measures for managers to take. Credit risk management of portfolios and SCPs incorporate scenario analyses.
1.4. Monitoring
Regular, holistic monitoring of customers and portfolios is an essential element of the Group’s credit risk management, as it enables continuous monitoring of credit quality, early identification of potential impairment and analysis of business performance against predefined plans and objectives.
The monitoring process systematically analyses changes in credit exposures, customers’ financial and qualitative characteristics, and any relevant changes in their risk classification. This preventive approach draws on transactional information, behavioural indicators and advanced analytics tools, including early-warning engines, which support early identification of potential deterioration and the implementation of specific actions at both customer and portfolio level, based on the assigned monitoring level.
Monitoring adapts to customer segmentation and the applicable management approach:
•in the large corporate segment, monitoring is carried out jointly by the commercial managers and the risk analysts, which provides an up-to-date, comprehensive view of the customer’s credit quality at all times and supports the early identification of any potential deterioration.
•In the commercial banking, institutions and SMEs with an assigned a credit analyst, he teams carry out enhanced monitoring of customers whose risk profile or specific circumstances require it. This includes the periodic review of their internal ratings based on relevant financial, behavioural and environmental indicators.
•Monitoring of individual customers, businesses and smaller SMEs follows a system of automatic alerts to detect shifts in portfolios’ performance.
The Group structures this process for customers with an assigned analyst through the SCAN (Santander Customer Assessment Note) monitoring framework. SCAN assigns a specific monitoring level to each customer, sets the related operating policies, defines concrete management actions, identifies accountable owners and establishes a review frequency aligned with the customer’s risk profile and relevance.
In addition, the Group has aggregated control and analysis procedures that track portfolio performance, identify material deviations from strategic plans or defined alert thresholds, and help prioritise management focus areas. The process is complemented by contingency plans (risk playbooks), which support the early identification and management of impacts from external factors — such as macroeconomic, sector or market changes — and, where appropriate, trigger corrective measures, including adjustments to risk policies.
1.5. Credit risk mitigation techniques
Risk approval criteria generally focus on borrowers’ ability to meet their financial obligations, without prejudice to any collateral that the Bank may require. Collateral and guarantees provided by the obligor in favour of the Bank aim to modulate the level of exposure.
To determine ability to pay, the Group analyses funds or cash flows from businesses or other regular income, not including guarantors or loan collateral which are always considered at credit approval as a secondary means of recourse.
A guarantee is an additional protection mechanism in a credit transaction, intended to mitigate loss in the event of a failure to meet the payment obligation. The Group applies different credit risk mitigation techniques depending, among other factors, on the customer and product type. Some are specific to an individual transaction (e.g., real estate guarantees), while others apply to a set of transactions (e.g., derivatives netting or collateral arrangements). These techniques may be grouped into personal guarantees, real guarantees and hedges using credit derivatives.
The correct acceptance of these mitigation techniques is established by verifying their legal enforceability in all jurisdictions. The entire process is subject to internal control and effective monitoring of the valuation of the guarantees, especially real estate guarantees.
1.6. Collections & recoveries management
Recovery activity is a relevant function within Grupo Santander’s risk management and control framework, as it contributes to portfolio quality as one of the key pillars supporting the Bank’s development, growth and business sustainability. Collections and debt recovery management is a specific, ongoing focus to keep portfolio quality within the expected levels.
The Collections and Recoveries area defines a global management strategy, based on an end-to-end approach and general lines of action for subsidiaries. Recovery management operates under policies and an independent control environment defined by the risk function, aligned with regulatory requirements and with the Group Santander conduct risk management model. The Group carries out this activity in line with strategies defined by the recovery function, in coordination with the Risk areas.
The recovery strategy combines advanced customer segmentation and the intensive use of digital tools. This supports the optimisation of mass portfolio management and provides tailored support for customers who require individual treatment. The customer remains the focus, and recovery strategies are defined in the context of the relationship with the customer, prioritising the customer’s viability. As a result, teams manage the customer holistically across all phases of the cycle.
The function’s approach covers the entire credit cycle, prioritising solutions that support customer viability. Even after the asset is written off (failed risk), the Group continues to carry out the necessary actions to maximise recovery. The failed risk category includes debt instruments, whether past due or not, for which, following an individual assessment, recovery is considered remote due to a significant and irreversible deterioration in the solvency of the exposure or the holder. Classification in this category entails the full or partial cancellation of the exposure’s gross carrying amount and its derecognition from the balance sheet, without implying that the Group stops negotiations and legal proceedings to recover the amount.
2. Main aggregates and variations
Below are the main aggregates relating to credit risk from our activities with customers:

Main credit risk performance metrics from activity with customersA
December data
	Credit risk with customers (EUR million)B			Credit impaired (EUR million)			NPL ratio (%)
	2025	2024	2023	2025	2024	2023	2025	2024	2023
Spain	302,271	285,883	278,569	5,915	7,672	8,529	1.96	2.68	3.06
UK	244,303	248,061	247,360	2,645	3,299	3,518	1.08	1.33	1.42
Portugal	44,674	41,418	39,503	928	993	1,024	2.08	2.40	2.59
Poland	46,427	44,704	39,329	1,549	1,636	1,397	3.34	3.66	3.55
US	147,303	148,643	137,893	7,150	7,012	6,303	4.85	4.72	4.57
Mexico	53,476	49,927	52,785	1,420	1,352	1,489	2.65	2.71	2.82
Brazil	105,410	104,519	113,937	7,192	6,418	7,479	6.82	6.14	6.56
Chile	44,146	44,590	46,565	2,528	2,394	2,332	5.73	5.37	5.01
Argentina	8,813	8,411	3,903	677	173	78	7.68	2.06	1.99
DCB Europe	144,039	141,312	135,608	3,642	3,527	2,877	2.53	2.50	2.12
Corporate Centre	6,356	5,959	5,494	271	301	302	4.27	5.06	5.49
Total Group	1,181,945	1,157,273	1,133,898	34,393	35,265	35,620	2.91	3.05	3.14

	NPL coverage ratio (%)			Net loan-loss provisionsC (EUR million)			Cost of risk (%/risk)D
	2025	2024	2023	2025	2024	2023	2025	2024	2023
Spain	55	53	49	1,142	1,259	1,522	0.44	0.50	0.62
UK	33	29	30	177	64	247	0.07	0.03	0.10
Portugal	83	79	83	(8)	11	77	(0.02)	0.03	0.20
Poland	65	62	73	283	511	674	0.71	1.38	2.08
US	55	64	68	2,244	2,507	2,593	1.63	1.82	1.92
Mexico	105	100	100	1,239	1,277	1,135	2.69	2.64	2.43
Brazil	83	83	85	4,409	4,487	4,701	4.73	4.51	4.77
Chile	48	50	53	531	497	365	1.32	1.19	0.80
Argentina	90	177	166	574	284	150	7.34	4.59	6.64
DCB Europe	87	83	88	1,363	1,209	792	0.97	0.88	0.62
Corporate Centre	24	25	33	198	(3)	(2)	3.30	(0.05)	(0.04)
Total Group	66	65	66	12,411	12,333	12,458	1.15	1.15	1.18
A. Management perimeter according to the reported segments.
B. Includes gross loans and advances to customers, guarantees and documentary credits.
C. Loan-loss provisions net of post write-off recoveries (EUR 1,795 million in 2025).
D. Provisions to cover losses due to impairment of loans in the last 12 months / average customer loans and advances of the last 12 months.
Information on the estimation of impairment losses
The calculation of provisions for credit risk losses is performed at financial asset level, estimating potential credit losses through the difference between the contractual cash flows and the expected cash flows, ensuring that the results are adequate considering the status of the transaction, economic conditions and available forward-looking information.
The IFRS 9 impairment model applies to financial assets valued at amortized cost; debt instruments valued at fair value with changes in other comprehensive income; leasing receivables; and commitments and guarantees not valued at fair value.
The portfolio of financial instruments subject to IFRS 9 has three credit risk categories (or stages) according to the status of each instrument in relation to its level of credit risk:
•Stage 1: financial instruments with no significant increase in risk since initial recognition – the impairment provision reflects expected credit losses from defaults over the 12 months from the reporting date.
•Stage 2: financial instruments with a significant credit risk increase since initial recognition but no materialized impairment event – the impairment provision reflects expected losses from defaults over the financial instrument’s residual life.
•Stage 3: financial instruments with true signs of impairment as a result of one or more events resulting in a loss – the impairment provision reflects expected losses for credit risk over the instrument’s expected residual life.
The classification of financial instrument in the IFRS 9 stages is carried out in accordance with the guidelines through the risk management policies of the subsidiaries, which are consistent with the Group's policies.
Estimation of expected loss
The Group uses parameters (mainly EAD, PD, LGD and the discount rate) to calculate impairment provisions. These parameters build on the infrastructure of internal models used to calculate regulatory capital and on regulatory and management expertise, and they also reflect each financial asset’s stage classification.
However, these parameters are not a simple adaptation of existing models. We designed and validated them specifically in line with IFRS 9 requirements and guidance from bodies such as the EBA, , National Competent Authority (NCA), Bank for International Settlements (BIS) or Global Public Policy Committee (GPPC). Their development incorporates forward-looking information, a point-in-time (PIT) approach, multiple scenarios and lifetime loss estimation through lifetime PD, among other elements.
Determination of significant increase in credit risk (SICR)
To determine classification in Stage 2, the Group assesses whether a SICR has occurred since the initial recognition of the exposures. The Group performs this assessment under common principles applicable across the Group, reviewing all financial instruments subject to this analysis and taking into account the specific features of each portfolio and product type through a range of quantitative and qualitative indicators.
Expert judgement from analysts supports the SICR assessment. Analysts set the thresholds within an integrated management framework and in line with the approved corporate governance. The principles are as follows:
•Universality: all financial instruments subject to a credit rating must be assessed for their possible SICR.
•Proportionality: the definition of the SICR must take into account the particularities of each portfolio.
•Materiality: its implementation must be also consistent with the relevance of each portfolio so as not to incur in unnecessary costs or efforts.
•Holistic vision: the approach selected must be a combination of the most relevant credit risk aspects (e.g. quantitative and qualitative).
•Application of IFRS 9: the approach must take into consideration IFRS 9 characteristics, focusing on a comparison with credit risk at initial recognition, as well as considering forward-looking information.
•Risk management integration: the criteria must be consistent with those metrics considered in the day-to-day risk management.
•Documentation: appropriate documentation must be prepared.
The techniques are summarised below:
•Stability of stage 2: in the absence of significant changes in the portfolios credit quality, the volume of assets in stage 2 should maintain a certain stability as a whole.
•Economic reasonableness: at transaction level, stage 2 is expected to be a transitional rating for exposures that could eventually move to a deteriorating credit status at some point or stage 3, as well as for exposures that have suffered credit deterioration and whose credit quality is improving and returns to stage 1.
•Predictive power: it is expected that the SICR definition avoids, as far as possible, direct migrations from stage 1 to stage 3 without having been previously classified in stage 2.
•Time in stage 2: it is expected that the exposures do not remain categorized as stage 2 for an excessive time.
The application of the aforementioned techniques, conclude in the setting of one or several thresholds for each portfolio in each geography. Likewise, these thresholds are subject to a regular review by means of calibration tests, which may entail updating the thresholds types or their values.
Identifying a significant increase in credit risk: when classifying financial instruments under stage 2, Santander considers:
•Quantitative criteria: Grupo Santander reviews and quantifies changes in the risk of default during their expected life based on their credit risk level on initial recognition.
For the purposes of assessing significant changes when financial instruments are classified in Stage 2, each subsidiary has set quantitative thresholds for its portfolios in line with Group guidelines, seeking a consistent interpretation across all our geographies. The calibration principles for these thresholds are set out in the previous paragraph and may result in two types of thresholds:
•Relative. Thresholds that compare current credit quality with credit quality at origination, expressed as a percentage change.
•Absolute. Thresholds that compare current credit quality with credit quality at origination, expressed as an absolute change.
In addition, in line with the ECB’s supervisory expectations, the Group has set a 200% cap on the relative threshold, known as the 'threefold increase'. As a result, exposures whose credit quality has deteriorated by more than 200% in relative terms —using an approach analogous to the relative threshold described in the previous paragraph — transfer from Stage 1 to Stage 2.
Meeting any of the absolute thresholds, the relative thresholds or the 200% cap on the relative threshold (threefold increase) on an individual basis results in the transfer of the financial instrument exposure from Stage 1 to Stage 2.
In addition, the Group may apply the Low Credit Risk Exemption at the reporting date, so that certain exposures that continue to meet this condition may remain in Stage 1. This exemption applies only to quantitative significant increase in credit risk criteria; therefore, qualitative criteria are not eligible for exemption. The Group uses it on a limited basis, documents it and reviews it periodically. When an exposure no longer meets the low credit risk condition, it transfers to Stage 2 in line with the criteria above.
•Qualitative criteria: several indicators aligned with ordinary credit risk management indicators (e.g. past due for over 30 days, forbearance, early warning indicators system, etc.). Each subsidiary has defined these indicators for their portfolios, with special attention to reinforcing these qualitative criteria through expert judgment and aligning them to the criteria used in management.
When the presumption of a significant deterioration of credit risk is removed, due to a sufficient improvement of the credit quality, the obligor can be re-classified to stage 1, without any probationary period in stage 2.
•Definition of default: Santander incorporated the new definition to provisions calculation according to the EBA’s guidelines; the Group is also considering applying it to prudential framework. In addition, the default definition and stage 3 have been aligned.
This definition considers the following criteria to classify exposures as stage 3: financial instruments with one or more payments more than 90 consecutive days past due, representing at least 1% of the client's total exposure or the identification of other criteria demonstrating, even in the absence of defaults, that it is unlikely that the counterparty is unlikely to meet all of its financial obligations.
Grupo Santander applies the default criteria to all exposures of the impaired client. Where an obligor belongs to a group, the default criteria may also be applied to all exposures of the group.
The default classification is maintained during the 3-month test period following the disappearance of all default indicators described above, and this period is extended to one year for forbearances that have been classified as default.
•Expected life of financial instruments: Santander estimates the expected life of financial instruments according to their contractual terms (e.g. prepayments, duration, purchase options, etc.).
The contractual period (including extension options) is the maximum time frame for measuring the expected credit loss. If financial instruments have an undefined maturity period and undrawn amounts (e.g. credit cards), Santander estimates its expected life based on the total exposure period and effective management practices to mitigate exposure.
1.Forward-looking vision
Estimating expected credit losses (ECL)requires significant expert judgement and the incorporation of historical, current and forward-looking information. Expected loss estimates are therefore based on an unbiased, probability-weighted likelihood of up to five possible future scenarios that could affect the collection of contractual cash flows. These scenarios consider the time value of money, relevant information available on past events, current conditions and forecasts of the macroeconomic factors considered important in estimating this amount (e.g. GDP, house prices and the unemployment rate, among others).
Santander uses forward-looking information in internal management and regulatory processes under several scenarios. The Group's guidelines and governance seek synergy and consistency between these different processes.
2. Additional elements
Additional elements will be required when necessary because they have not been captured under the two previous elements. This has included, among others, the analysis of sectors most affected if their impacts are not sufficiently captured by the macroeconomic scenarios. Also collective analysis techniques, when the potential impairment in a group of clients cannot be identified individually.
With the elements indicated above, Grupo Santander has evaluated in each of the geographical areas the evolution of the credit quality of its customers, for the purposes of classifying them into stages and consequently calculating expected loss.
Management overlays
During 2025, the Group strengthened coverage across its portfolios by implementing overlays, mainly in Brazil, Chile and Mexico, where it increased the PMA buffer to anticipate the impact of the year’s model recalibrations, as well as other potential deviations.
In addition, the Group gradually released the adjustments related to climate events, such as the Valencia dana experienced in late October 2024, in the case of Santander Spain and the Spanish DCB office.
Overall, the amount of overlays at year-end 2025 remains immaterial compared with the Group’s total allowance for credit losses.

Exposure and loan-loss reserves
Then, considering the most relevant units of the Group (United Kingdom, Spain, United States, Brazil, also Chile, Mexico, Portugal, Poland, Argentina and Santander Consumer Finance), which represent approximately 96% of the total Group's provisions. The table below shows the loan-loss reserves associated with each stage as of 31 December 2025, 2024 and 2023. In addition, depending on the transactions credit quality, the exposure is divided into four categories according to Standard & Poor's rating scale:

Exposure and loan-loss reserves by stage
EUR million
	2025
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	121,023	2,295	—	123,318
From A+ to BB	383,494	15,188	—	398,682
From BB- to B-	300,108	47,292	—	347,400
CCC and below	8,146	17,733	32,664	58,543
Total exposure B	812,771	82,508	32,664	927,943
Loan-losses reservesC	3,147	4,915	13,900	21,962

Exposure and loan-loss reserves by stage
EUR million
	2024
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	108,977	2,599	—	111,576
From A+ to BB	431,544	16,600	—	448,144
From BB- to B-	288,302	45,129	—	333,431
CCC and below	10,431	17,088	32,901	60,420
Total exposureB	839,254	81,416	32,901	953,571
Loan-losses reservesC	3,276	4,715	13,669	21,660

Exposure and loan-loss reserves by stage
EUR million
	2023
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	147,065	2,261	—	149,326
From A+ to BB	421,449	13,910	—	435,359
From BB- to B-	262,954	41,237	—	304,191
CCC and below	11,829	19,376	33,838	65,043
Total exposure B	843,297	76,784	33,838	953,919
Loan-losses reservesC	3,592	5,055	14,131	22,778
A.Detail of credit quality ratings calculated for Group management purposes.
B.Total exposure includes loan balances (drawn amounts) and off balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).
The remaining units that form the totality of the Group exposure, account for EUR 93,731 million: EUR 89,094 million in stage 1; EUR 3,528 million in stage 2; and EUR 1,109 million in stage 3 (in 2024 EUR 80,541 million in stage 1; EUR 2,534 million in stage 2, and EUR 874 million in stage 3. In 2023, EUR 68,788 million in stage 1; EUR 1,504 million in stage 2, and EUR 658 million in stage 3), and loan-loss reserves totalled EUR 759 million, of which: EUR 213 million in stage 1; EUR 152 million for stage 2, and EUR 394 million in stage 3 (in 2024, EUR 165 million, EUR 117 million and EUR 295 million and in 2023, EUR 199 million, EUR 73 million and EUR 161 million in stage 1, stage 2 and stage 3, respectively).
The remaining exposure, including all financial instruments not included before, amounts to EUR 834,911 million (EUR 665,476 million in 2024 and EUR 598,385 million in 2023), and it includes all undrawn authorized lines (loan commitments).
As of 31 December 2025, the Group had EUR 334 million net of provisions (EUR 559 million and EUR 743 million at 31 December 2024 and 2023, respectively) of purchased credit-impaired assets, which relate mainly to the business combinations carried out by the Group.
In relation to the evolution of credit risk provisions, the Group, together with its main geographies, monitors them through sensitivity analyses that assess the impact of changes in macroeconomic scenarios and their key variables on the allocation of financial assets across stages and on the measurement of credit risk provisions.
Additionally, based on consistent macroeconomic scenarios, the Group also performs stress tests and sensitivity analysis in a regular basis, such as ICAAP, strategic plans, budgets and recovery and resolution plans. In this sense, a prospective view of the sensitivity of each of the Group’s loan portfolio is created in relation to the possible deviation from the base scenario, considering both the macroeconomic developments in different scenarios and the three year evolution of the business. These tests include potentially adverse and favourable scenarios.
3. Detail of the main geographical areas
Following is the risk information related to the most relevant geographies in exposure and credit risk allowances.
This information includes sensitivity analysis, consisting on simulations of +/-100 bp in the main macroeconomic variables. A set of specific and complete scenarios is used in each geography, where different shocks that affect both the reference macroeconomic variable as well as the rest of the parameters is simulated, with different intensities. These shocks collect mainly the most relevant risks and may be originated by productivity, tax, wages or exchange and interest rates factors.
Sensitivity is measured as the average variation on expected loss corresponding to the aforementioned movement of +/-100 bp. Following a conservative approach, the negative movements take into account one additional standard deviation in order to reflect the potential higher variability of losses.
3.1. United Kingdom
Portfolio overview
Credit risk with customers in the UK remained stable in EUR 244,303 million. This credit risk represents 21% of Santander’s loan portfolio.
At 1.08%, the NPL ratio decreased 25 bps in comparison to the year end of 2024, due to the good performance in the mortgage portfolio.
Mortgage portfolio
Because of its size, Grupo Santander closely monitor Santander UK’s mortgage portfolio for the entity itself and the Group.
As of 31 December 2025, the mortgage portfolio of Santander UK remained stable, at local currency, and reached EUR 192,047 million. It comprises residential mortgages granted to new and existing customers which are first lien mortgages. There are no second or more liens on mortgaged properties.
Originations have increased in 2025 compared to 2024, a sign of a more active housing market due to lower interest rates and less pressure on households’ purchasing power. The housing market returned to growth in 2025, with a higher level of transactions and price increases compared to 2024.
Under Santander's risk management principles, a property must be appraised independently before we can approve a new mortgage. In line with market practices and the law, we get updated values of properties used as mortgage collateral from an independent agency's automatic appraisal system.
Santander UK's wide range of mortgages include:
•Interest-only loans (21%): Customers pay interest every month and repay the principal at maturity. These mortgages, which are common in the UK, require borrowers to have an appropriate repayment vehicle, such as a pension plan or an investment fund. To mitigate inherent risk, Santander UK has restrictive approval requirements, such a maximum loan-to-value ratio of 50% and an assessment of the ability to pay both interest and capital.
•Flexible loans (2%): Loan agreements allow borrowers to modify monthly payments or draw down additional funds up to a set limit under various conditions.
•Buy-to-let (9%): Buy-to-let mortgages account for a small portion of the total portfolio and are subject to strict risk approval policies.
Santander’s NPL ratio highlights the resilience of the mortgage portfolio in a challenging economic environment and an intensely competitive market. It stood at 0.87% at the end of December 2025 (-20 bps YoY).
At 31 December 2025, 82% of the mortgage portfolio had an LTV lower than 70%.
Information on the estimation of impairment losses
The detail of Santander's UK exposure and loan-loss reserves associated with each of the stages at 31 December 2025, 2024 and 2023, is shown below.
In addition, the exposure is divided in four tranches of the Standard & Poor's rating scale, according to their current credit quality:

Exposure and loan-loss reserves by stage
EUR million
	2025
Credit qualityA	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	29,963	381	—	30,344
From A+ to BB	152,981	9,529	—	162,510
From BB- to B-	17,630	8,770	—	26,400
CCC and below	2	615	2,475	3,092
Total exposureB	200,576	19,295	2,475	222,346
Loan-loss reservesC	163	319	373	855

Exposure and loan-loss reserves by stage
EUR million
	2024
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	32,012	1,184	—	33,196
From A+ to BB	159,970	10,916	—	170,886
From BB- to B-	17,594	11,175	—	28,769
CCC and below	12	695	3,292	3,999
Total exposure B	209,588	23,970	3,292	236,850
Loan-loss reservesC	166	401	400	967

Exposure and loan-loss reserves by stage
EUR million
	2023
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	46,236	1,273	—	47,509
From A+ to BB	145,884	10,850	—	156,734
From BB- to B-	13,588	13,995	—	27,583
CCC and below	—	—	3,518	3,518
Total exposure B	205,708	26,118	3,518	235,344
Loan-loss reservesC	172	498	396	1,066
A.Detail of credit quality ratings calculated for Group management purposes.
B.Total exposure includes loan balances (drawn amounts) and off balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).

For the estimation of expected losses, prospective information is taken into account. Specifically, Santander UK considers four macroeconomic scenarios, which are updated periodically. The evolution forecasted in 2025 for the next five years of the main macroeconomic indicators used by Santander UK to estimate expected losses is presented below:

	2026 - 2030
Variables	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario
Interest rate	2.4%	3.5%	3.3%	3.0%
Unemployment rate	7.3%	5.8%	4.5%	4.2%
Housing price change	(2.9%)	(0.2%)	2.9%	4.4%
GDP growth	(0.02%)	0.2%	1.4%	2.4%
Each of the macroeconomic scenarios is associated with a given weight. In terms of allocation, Santander UK associates the highest weighting to the base scenario, while it associates the lowest weightings to the most extreme or severe scenarios. In addition, at 31 December 2025, 2023 and 2022, the weights used by Santander UK reflect the future prospects of the British economy in relation to its current political and economic position so that higher weights are assigned for negative scenarios:

	2025	2024	2023
Pessimistic scenario 3		20%	20%
Pessimistic scenario 2	10%	10%	10%
Pessimistic scenario 1	25%	25%	10%
Base scenario	50%	50%	50%
Optimistic scenario	15%	15%	10%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios, as of December 2025, is as follows:

	Change in Provision
	Mortgages	Corporates
GDP Growth
-100 bps	11.6%	3.9%
+100 bps	(2.9%)	(1.4%)
Housing price change
-100 bps	7.3%	6.0%
+100 bps	(3.5%)	(1.6%)
Unemployment rate
-100 bps	(12.3%)	(2.5%)
+100 bps	23.7%	5.7%
With regard to Stage 2 classification, Santander UK applies quantitative criteria based on identifying an increase in lifetime probability of default (PD) for the transaction that exceeds both an absolute and a relative threshold. The PDs used in this assessment are adjusted to the transaction’s remaining term and annualised to facilitate the definition of thresholds that cover the full range of transaction maturities. The relative threshold is common across all portfolios, and Santander UK considers that a transaction exceeds this threshold when its lifetime PD increases by 100% compared to the PD at initial recognition. The absolute threshold, by contrast, differs across portfolios depending on the characteristics of the transactions.

In addition, each portfolio has a set of specific qualitative criteria indicating that the exposure has experienced a significant increase in credit risk, irrespective of the evolution of its PD since initial recognition. Among other criteria, Santander UK considers that a transaction shows a significant increase in credit risk when it is more than 30 days past due. It also has implemented early warning indicator system to support Stage 2 classification. These criteria align with the risk management practices of each portfolio.

3.2. Spain
Portfolio overview
Santander España’s credit risk totalled EUR 302,271 million (26%% of Grupo Santander’s total). It is appropriately diversified among products and customer segments.
The NPL ratio was 1.96%, 73 bps lower than in December 2024. This decrease was driven by the portfolio’s strong performance, supported by the execution of the NPL reduction plan.
The NPL coverage ratio increased slightly to 55% (+2 p.p. year-on-year). The cost of risk decreased to 0.44% (-7 bps vs. December 2024), driven by the strong performance of the SME and corporate portfolios, partly offset by the performance of the individuals portfolio.
Macroeconomic projections suggest the economy will moderate its growth pace slightly, but will remain dynamic and well above the eurozone average, as the Spanish economy has largely been supported by stronger domestic demand amid a weaker-than-expected external sector.
Residential mortgage portfolio
Residential mortgages in Spain, including Santander Consumer Finance business, amounted to EUR 60,002 million in 2025 (EUR 59,316 million and EUR 61,097 million in 2024 and 2023, respectively), 99.64% of which have a mortgage guarantee (99.65%and 99.65% in 2024 and 2023, respectively).

	2025
EUR Million	Gross amount	Of which: impaired
Home purchase loans to families	60,002	625
Without mortgage collateral	215	7
With mortgage collateral	59,787	618

	2024
EUR Million	Gross amount	Of which: impaired
Home purchase loans to families	59,316	789
Without mortgage collateral	208	11
With mortgage collateral	59,108	778

	2023
EUR Million	Gross amount	Of which: impaired
Home purchase loans to families	61,097	924
Without mortgage collateral	215	16
With mortgage collateral	60,882	908
The NPL ratio for the residential mortgages portfolio stood at 1.03%, with a reduction of 29 bps, compared to 31 December 2024, mainly due to by portfolio sales, although credit risk registered an increase of 1.2% compared to December 2024.
The mortgage portfolio for the acquisition of homes in Spain is characterised by its medium-low risk profile, which limits expectations of any potential additional impairment:
•Principal is repaid on all mortgages from the start.
•Early repayment is common so the average life of the transaction is well below that of the contract.
•High quality of collateral, concentrated almost exclusively in financing for first homes.
•The average affordability rate is reduce to 22% (24% and 24% in 2024 and 2023, respectively).
•The 94% of the portfolio has a LTV below 80% calculated as total risk/latest available house appraisal.
•All customers applying for a residential mortgage are subject to a rigorous credit risk and viability assessment, analysing whether their income is sufficient to meet all repayments and will remain stable over the term of the loan.
Breakdown of the credit with mortgage guarantee to households for house acquisition, according to the percentage that the total risk represents on the amount of the latest available valuation (loan to value):

	2025
	Loan to value ratio
EUR Million	Less than or equal to 40%	More than 40% and less than 60%	More than 60% and less than 80%	More than 80% and less than or equal to 100%	More than 100%	Total
Gross amount	17,191	20,310	18,811	2,812	663	59,787
Of which impaired	122	158	151	84	103	618
In November 2022, Royal Decree-Law 19/2022 was published, which establishes a Code of Good Practices in response to the rise in interest rates on mortgage loans for primary residences and Royal Decree-Law 6/2012 of protection measures for mortgage debtors without resources. The code of good practices is focused on granting capital grace periods and extending the term of the operations. The requests made have not been significant.
Corporate & SME financing
Credit risk with SME and corporates in commercial banking amounted to EUR 99,395 million, lower than December 2024, mainly due to the fall in the portfolio of SMEs of 10.1%. This portfolio accounting for 33% of the total, compared to 41% of CIB's portfolio, which from 2022 includes branches in Europe.
Most of the portfolio corresponds to clients who have been assigned a credit analyst, who performs continuous management of said clients during all phases of the risk cycle. The portfolio is broadly diversified and not concentrated by sector of activity.
The ICO loans that were granted as a result of the pandemic (25,428 million euros) are being repaid normally and there is a balance of EUR 10,857 million, so they now represent only around 3.6% of Santander Spain's total portfolio. During 2025, Santander Spain maintained its support and close engagement with SMEs and the self-employed through the various support lines, which were significantly less material than the post-pandemic programmes (Líneas ICO Empresas y Emprendedores, Línea ICO Internacional y Rehabilitación de vivienda).
In the case of delinquent operations with ICO guarantee, the transfer of the overdue guaranteed amounts will take place as the guarantee is executed, regardless of whether the guarantor is subrogated to the right to receive said amounts, according to the regulation of these guarantees. The de-recognition of the transferred guaranteed amounts will entail the recognition, at its fair value, of a collection right against the guarantor.
The portfolio’s NPL ratio stood at 4.10% in December 2025. The NPL ratio decreased by 97 bps compared to December 2024, largely due to a proactive effort to reduce the stock of NPLs in the SME portfolio, through proactive management of non-performing exposures supported by portfolio sales and the management of specific cases.
Real estate activity
Santander has specialized teams that are in charge of managing real estate business production and risk areas that cover the entire life cycle of these operations.

The changes in gross property development loans to customers were as follows:

EUR million
	2025	2024	2023
Balance at beginning of year	2,545	2,433	2,327
Foreclosed assets	—	—	(1)
Net variation	441	112	115
Written-off assets	(2)	—	(8)
Balance at end of year	2,984	2,545	2,433

The NPL ratio of this portfolio (considering only the on balance amount) ended the year at 1.04% (compared with 2.28% and 3.04% at December 2024 and 2023, respectively) . The table below shows the distribution of the portfolio. The coverage ratio of the real estate doubtful exposure in Spain stands at 35.48% (36.21% and 39.19% in 2024 and 2023, respectively).

	2025
EUR Million	Gross amount	Excess of gross exposure over maximum recoverable amount of effective collateral	Specific allowance
Financing for construction and property development (including land) (business in Spain)	2,984	211	17
Of which impaired	31	—	11
Memorandum items written-off assets	240	—	—

Memorandum items: Data from the public consolidated balance sheet
2025
EUR Million	Carrying amount
Total loans and advances to customers excluding the Public sector (business in Spain) (Book value)	240,609
Total consolidated assets (Total business) (Book value)	1,867,515
Impairment losses and credit risk allowances. Coverage for unimpaired assets (business in Spain)	1,086
At year-end, the distribution of this portfolio was as follows:

2025
EUR Million	Loans: gross amount
1. Without mortgage guarantee	14
2. With mortgage guarantee	2,970
2.1 Completed buildings	976
2.1.1 Residential	658
2.1.2 Other	318
2.2 Buildings and other constructions under construction	1,981
2.2.1 Residential	1,913
2.2.2 Other	68
2.3 Land	13
2.3.1 Developed consolidated land	9
2.3.2 Other land	4
Total	2,984
Foreclosed properties
At 31 December 2025, the net balance of these assets amounted to EUR 1,898 million (EUR 2,131 million and EUR 2,448 million at 31 December 2024 and 2023, respectively), gross amount of EUR 4,258 million (EUR 4,823 million and EUR 5,506 million at 31 December 2024 and 2023, respectively); recognised allowance of EUR 2,360 million (EUR 2,692 million and EUR 3,058 million at 31 December 2024 and 2023, respectively).

The following table shows the detail of the assets foreclosed by the businesses in Spain at the end of 2025:

	2025
EUR Million	Gross carrying amount	Valuation adjustments	Of which impairment losses on assets since time of foreclosure	Net Carrying amount
Property assets arising from financing provided to construction and property development companies	3,843	2,144	1,591	1,699
Of which:
Completed buildings	481	324	282	157
Residential	129	71	60	58
Other	352	253	222	99
Buildings under construction	107	49	35	58
Residential	—	—	—	—
Other	107	49	35	58
Land	3,255	1,771	1,274	1,484
Developed land	776	429	260	347
Other land	2,479	1,342	1,014	1,137
Property assets from home purchase mortgage loans to households	334	172	119	162
Other foreclosed property assets	81	44	36	37
Total property assets	4,258	2,360	1,746	1,898
In addition, the Group has shareholdings in entities holding foreclosed assets amounting to EUR 36 million and equity instruments foreclosed or received in payment of debts amounting to EUR 10 million.
In recent years, the Group has considered foreclosure to be an option to resolve cases of default instead of legal proceedings. The Group initially recognises foreclosed assets at the lower of the carrying amount of the debt (net of provisions) and the fair value of the foreclosed asset (less estimated costs to sell). Subsequent to initial recognition, the assets are measured at the lower of fair value (less costs to sell) and the amount initially recognised.
The fair value of this type of assets is determined by the market value (appraisal) adjusted with discounts obtained according to internal valuation methodologies based on the entity's sales experience in goods with similar characteristics.
The management of real estate assets on the balance sheet is carried out through companies specializing in the sale of real estate that is complemented by the structure of the commercial network. The sale is realised with at prices in accordance with the market situation and the offer of wholesale buyers.
The gross movement in foreclosed properties were as follows (EUR billion):

	EUR Billion
	2025	2024	2023
Gross additions	0.1	0.1	0.3
Disposals	(0.7)	(0.8)	(1.2)
Difference	(0.6)	(0.7)	(0.9)
Information on the estimation of impairment losses
The detail of Santander Spain exposure and loan-loss reserves associated with each of the stages at 31 December, 2025, 2024 and 2023, is shown below. In addition, the exposure is divided in four tranches of the Standard & Poor's rating scale, according to their current credit quality:

Exposure and loan-loss reserves by stage
EUR million
	2025
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	35,407	171	—	35,578
From A+ to BB	109,001	1,453	—	110,454
From BB- to B-	37,089	8,262	—	45,351
CCC and below	2,189	1,680	5,761	9,630
Total exposureB	183,686	11,566	5,761	201,013
Loan-loss reservesC	382	483	2,204	3,069

Exposure and loan-loss reserves by stage
EUR million
	2024
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	35,347	110	—	35,457
From A+ to BB	104,197	1,124	—	105,321
From BB- to B-	37,413	8,844	—	46,257
CCC and below	2,084	3,199	6,618	11,901
Total exposureB	179,041	13,277	6,618	198,936
Loan-loss reservesC	340	570	2,953	3,863

Exposure and loan-loss reserves by stage
EUR million
	2023
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	46,827	48		46,875
From A+ to BB	101,079	780		101,859
From BB- to B-	33,905	9,789		43,694
CCC and below	1,513	4,517	7,536	13,566
Total exposureB	183,324	15,134	7,536	205,994
Loan-loss reservesC	300	663	2,959	3,922
A.Detail of credit quality ratings calculated for Group management purposes. Excluding the SCIB branches business
B.Total exposure includes loan balances (drawn amounts) and off balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).

For the estimation of the expected losses, the prospective information is taken into account. Specifically, Santander Spain considers three macroeconomic scenarios, which are updated periodically. The projected evolution for a period of five years of the main macroeconomic indicators used by Santander Spain for estimating expected losses as of 2025, is presented below:

	2026-2030
Variables	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate	2.7%	2.5%	2.3%
Unemployment rate	12.1%	9.7%	8.2%
Housing price change	3.3%	4.1%	4.7%
GDP growth	0.2%	1.6%	2.4%
Each macroeconomic scenarios is associated with a given weight. As for its allocation, Santander Spain associates the Base scenario with the highest weight, while associating the lower weights to the most extreme scenarios:

	2025	2024	2023
Pessimistic scenario	30%	30%	30%
Base scenario	40%	40%	40%
Optimistic scenario 1	30%	30%	30%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios, at December 31 2025, is as follows:

	Change in Provision
	Mortgages	Corporates	Others
GDP Growth
-100 bps	8.5%	1.1%	2.1%
+100 bps	(3.6%)	(0.9%)	(1.9%)
Housing price change
-100 bps	8.4%	1.5%	3.4%
+100 bps	(6.7%)	(0.7%)	(1.8%)
Unemployment rate
-100 bps	(6.0%)	(1.5%)	(3.7%)
+100 bps	14.7%	1.8%	4.7%
To determine Stage 2 classification, Santander Spain applies quantitative criteria based on identifying increases in the lifetime PD of an exposure above a relative or absolute threshold. The threshold differs by portfolio depending on the characteristics of the exposures, and an exposure is considered to exceed the threshold when its lifetime PD increases by a set amount compared with the PD at initial recognition. Santander Spain calibrates these thresholds periodically, as described in previous paragraphs. In addition, Santander Spain applies a backstop to the relative threshold across all portfolios. As a result, Santander Spain classifies contracts as Stage 2 when their current PD has increased by more than two times compared with the PD at origination.
Santander Spain also considers specific qualitative criteria that indicate a significant increase in credit risk, regardless of how the PD has evolved since initial recognition. Among other criteria, Santander Spain considers that an exposure shows a significant increase in credit risk when it is more than 30 days past due or when its early warning system so determines.
3.3. United States
Portfolio overview
Santander US’s credit risk stood at EUR 147,303 million at the end of December 2025. It makes up 12.5% of Grupo Santander's total credit risk.
The NPL ratio grew to 4.85% (+14 bps in the year) due to a higher stock of delinquencies and lower portfolio growth, and the cost of risk decreased to 1.63% (-19 bps in the year).
Santander US includes the following business units:
Santander Bank, National Association (SBNA)
In 2025 lending amounted to EUR 45,491 million (representing 4% of the Group's credit risk) and presents a reduction of 15% in 2025, mainly due to the transfer of the CIB portfolio to the New York branch.
The NPL ratio increased to 2.67% (+46 bps vs December 2024, while the cost of risk rose to 0.93% (+2 bps in the year), mainly driven by the Consumer Finance portfolio.
Activity in the individuals segment is primarily focused on auto financing and leasing, as well as credit card origination. During 2025, the teams continued to develop the operating and systems capabilities that will enable the asset product offering to be expanded in the future through the Openbank brand.
The Commercial segment comprises seven business lines, including Commercial Real Estate, Santander Real Estate Capital, Commercial Equipment Vehicle Finance, and Commercial and Industrial. The portfolio shows a slight downward trend in exposure, driven, on the one hand, by a strategy that prioritises risk-adjusted profitability over volume growth and, on the other, by the gradual run-down of the real estate and dealer portfolios.
The credit risk profile of the Commercial Real Estate and dealer portfolios shows some deterioration, mainly due to structural uncertainties affecting these sectors, as well as the impact of an interest-rate environment that remains elevated and developments in commercial and tariff policies, which continue to weigh on the financial capacity of certain customers.
Information on the estimation of impairment losses
The detail of Santander Bank, National Association exposure and loan-loss reserves associated with each of the stages at 31 December, 2025, 2024 and 2023 is shown below. In addition, the exposure is divided in four tranches of the Standard & Poor's rating scale, according to their current credit quality:

Exposure and loan-loss reserves by stage
EUR million
	2025
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	1,622	24	—	1,646
From A+ to BB	7,352	728	—	8,080
From BB- to B-	28,758	4,459	—	33,217
CCC and below	779	861	1,158	2,798
Total exposureB	38,511	6,072	1,158	45,741
Loan-loss reservesC	277	325	202	804

Exposure and loan-loss reserves by stage
EUR million
	2024
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	4,215	277	—	4,492
From A+ to BB	21,422	930	—	22,352
From BB- to B-	21,899	3,855	—	25,754
CCC and below	33	482	1,130	1,645
Total exposureB	47,569	5,544	1,130	54,243
Loan-loss reservesC	292	364	182	838

Exposure and loan-loss reserves by stage
EUR million
	2023
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	4,834	76	—	4,910
From A+ to BB	20,468	459	—	20,927
From BB- to B-	25,312	3,439	—	28,751
CCC and below	52	450	894	1,396
Total exposure B	50,666	4,424	894	55,984
Loan-loss reservesC	409	335	141	885
A.Detail of credit quality ratings calculated for Group management purposes.
B.Total exposure includes loan balances (drawn amounts) and off-balance (letters of credit + guarantees) and excludes REPO, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).
For the estimation of expected losses, prospective information is taken into account. Specifically, Santander Bank, National Association considers four macroeconomic scenarios, which are updated periodically. The evolution projected in 2025 for a period of five years of the main macroeconomic indicators used Santander Bank, National Association to estimate expected losses is presented below:

	2026-2030
Variables	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario
Interest rate (annual averaged)	1.8%	2.6%	3.2%	3.0%
Unemployment rate	6.4%	5.0%	4.2%	3.7%
House price change	0.2%	0.7%	1.3%	2.1%
GDP growth	1.7%	1.9%	2.0%	2.7%
Manheim growthA	(0.6%)	(0.1%)	0.3%	0.1%
A. US used vehicle price car index.
Each of the macroeconomic scenarios is associated with a given weight. As for its allocation, Santander Bank, National Association associates the highest weighting to the Base scenario, while associates the lowest weightings to the most extreme scenarios:

	2025	2024	2023
Pessimistic scenario 2	18%	18%	18%
Pessimistic scenario 1	20%	20%	20%
Base scenario	33%	33%	33%
Optimistic scenario	30%	30%	30%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios as of 2025 is as follows:

	Change in Provision
	Mortgages	Corporates	Auto
GDP Growth
-100 bps	13.6%	10.9%	2.8%
+100 bps	(10.6%)	(7.7%)	(2.0%)
Housing price change
-100 bps	26.9%	18.7%	5.0%
+100 bps	(12.9%)	(9.3%)	(2.5%)
Unemployment rate
-100 bps	(41.6%)	(25.9%)	(7.9%)
+100 bps	53.9%	39.5%	11.8%
Manheim index
-100 bps	—	—	1.8%
+100 bps	—%	—%	(1.4%)
For the Stage 2 classification determination, this year SBNA implemented, within the Auto portfolio, a system based on the comparison of PD to determine whether there has been a significant increase in credit risk. SBNA set both relative and absolute thresholds, segmented by the customer’s credit profile, and also established a backstop to the relative threshold. As a result, SBNA will classify as Stage 2 those contracts whose current PD has increased by more than two times compared to their PD at origination.
For the remaining retail portfolios, SBNA uses the FICO (Fair Isaac Corporation) score as a quantitative criterion as a proxy for PD, considering the score at origination and its current value, and setting different limits or cut-off points depending on each portfolio’s characteristics. A significant increase in risk requires changes in the score of around 120 bps and 20 bps.
For wholesale portfolios, SBNA uses the transaction’s rating as a proxy for PD, considering the rating at origination and its current rating, and setting thresholds for different rating bands depending on each portfolio’s characteristics.
In addition, SBNA defines specific qualitative criteria to identify exposures that have recorded a significant increase in credit risk. Among other criteria, Santander Bank, National Association considers that a transaction presents a significant increase in credit risk when it has arrears positions for more than 30 days or when a system of early warning indicators determines it.
Santander Consumer USA Inc.
Santander Consumer USA Inc. (SC USA) presents higher risk indicators than other Santander US units due to the nature of its business, which focuses on auto finance via loans and leasing.
At 31 December 2025, lending amounted to EUR 25,318 million (representing 2.1% of the Group) and presents a decrease of 17.5% regarding December 2024.
Regarding the NPL ratio, it increased to 22.08% (+340 bps in the year); and the cost of risk stood at 6.10% (-51 bps YoY).
NPL coverage ratio fell to 53% (-885 pp in the year), in line with the percentages of transfers from default to bad debts, which are at historically low levels.
The business focuses on optimising the profitability-to-risk relationship through pricing management aligned with each customer’s credit quality and each transaction, while also strengthening dealer processes and the dealer experience. 2025 was marked by uncertainty stemming from tariff policy and fiscal stimulus measures, as well as the end of the exclusivity agreement with Stellantis.
Information on the estimation of impairment losses
The detail of Santander Consumer USA Inc. exposure and loan-loss reserves associated with each of the stages at 31 December 2025, 2024 and 2023, is shown below. In addition, the exposure is divided in four tranches of the Standard & Poor's rating scale, according to their current credit quality:

Exposure and loan-loss reserves by stage
EUR million
	2025
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	—	—	—	—
From A+ to BB	54	—	—	54
From BB- to B-	10,167	947	—	11,114
CCC and below	3,577	4,871	5,588	14,036
Total exposure B	13,798	5,818	5,588	25,204
Loan-loss reservesC	419	910	1,688	3,017

Exposure and loan-loss reserves by stage
EUR million
	2024
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	—	—	—	—
From A+ to BB	202	—	—	202
From BB- to B-	12,802	451	—	13,253
CCC and below	7,259	4,226	5,729	17,214
Total exposure B	20,263	4,677	5,729	30,669
Loan-loss reservesC	630	1,006	1,908	3,544

Exposure and loan-loss reserves by stage
EUR million
	2023
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	—	—	—	—
From A+ to BB	99	0	—	99
From BB- to B-	12,120	395	—	12,515
CCC and below	6,754	4,237	5,272	16,263
Total exposure B	18,973	4,632	5,272	28,877
Loan-loss reservesC	597	1,019	1,712	3,328
A.Detail of credit quality ratings calculated for Group management purposes.
B.Total exposure includes loan balances (drawn amounts) and off-balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).
For the expected losses estimation, prospective information should be taken into account. Specifically, SC USA considers four macroeconomic scenarios, periodically updated over a 5-year time horizon.
The evolution forecasted in 2025 for a period of five years of the main macroeconomic indicators used by in SC USA in the estimation of expected losses is shown below:

	2026-2030
Variables	Pessimistic scenario 2	Pessimistic scenario 1	Base scenario	Optimistic scenario
Interest rate (annual averaged)	1.8%	2.6%	3.2%	3.0%
Unemployment rate	6.4%	5.0%	4.2%	3.7%
House price change	0.2%	0.7%	1.3%	2.1%
GDP growth	1.7%	1.9%	2.0%	2.7%
ManheimA index	(0.6%)	(0.1)	0.3%	0.1%
A. US used vehicle price car index.
Each of the macroeconomic scenarios is associated with a given weight. Santander Consumer USA Inc. associates the highest weighting to the Base scenario, whereas it associates the lowest weightings to the most extreme or acid scenarios:

	2025	2024	2023
Pessimistic scenario 2	18%	18%	18%
Pessimistic scenario 1	20%	20%	20%
Base scenario	33%	33%	33%
Optimistic scenario	30%	30%	30%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios at the end of 2025 is as follows:

Change in provision
SC Auto
Manheim index
-100 bps	1.0%
+100 bps	(0.8%)
Unemployment Rate
-100 bps	(4.9%)
+100 bps	7.0%
House Price Change
-100 bps	3.1%
+100 bps	(1.6%)
GDP growth
-100 bps	1.7%
+100 bps	(1.2%)
In relation to the Stage 2 classification determination, SC USA implemented a new system based on the comparison of PDs at origination and current PD, replacing the previous approach based on the FICO (Fair Isaac Corporation) score. SC USA established a set of absolute and relative thresholds, segmented based on the customer’s credit profile. Finally, it introduced a backstop to the relative threshold whereby contracts whose current PD has increased by more than two times compared to their PD at origination are classified as Stage 2.
Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has experienced a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Among other criteria, the entity considers that a transaction has experienced a significant increase in credit risk when it has past-due positions for more than 30 days. These criteria align with the risk management practices of each portfolio.
3.4. Banco Santander (Brasil) S.A.
Portfolio overview
Santander Brasil's credit risk amounted to EUR 105,410 million, increasing 1% from 2024. Minus the exchange rate effect, it grew by 1.3%. As of December 2025, Santander Brasil accounts for 9% of Grupo Santander's loan book.
The NPL ratio went from 6.14% in December 2024 to 6.82% in December 2025, and the coverage ratio increased from 82.8% to 83.4%.
As of 31 December 2025 loan-loss provisions reached EUR 4,409 million, a 2% year-on-year decrease. Cost of risk increased from 4.51% in 2024 to 4.73% in 2025.
In 2025, the Brazilian economy is moderating compared to the previous year. Several factors drive this performance: reduced fiscal support, a more restrictive monetary policy and a less favourable external environment.
The labour market still shows resilience, which has helped prevent a sharp deterioration in household consumption. However, some indicators suggest that this labour-market momentum is starting to cool, with private-sector employment growth gradually easing.
Inflation is expected to close the year at around 4.8%, with a trend towards further moderation in 2026. A moderate appreciation of the Brazilian real and weaker domestic demand contribute to this price moderation. The Brazilian real exchange rate remains a source of uncertainty, together with public debt sustainability and the need for fiscal adjustments to contain financial imbalances. From a sectoral perspective, the agricultural sector and certain industrial segments continue to provide relevant support, although the overall slowdown and the effects of tighter monetary conditions limit their contribution to aggregate growth.
Against this backdrop, although Brazil retains a relatively solid base — a robust labour market and competitive export sectors —2025 is shaping up as a transition year, with the economy slowing and facing multiple structural challenges (inflation, exchange rate, debt and monetary policy) that condition its performance.
The retail segment (without Consumer Finance), which represents 37% of Santander Brazil's total portfolio, mainly comprises mortgages and credit cards (29% and 26% of the total portfolio, respectively). Thanks to the risk mitigation measures implemented in origination and portfolio management, cost of risk has been kept at 4.7%, despite the high SELIC rate and inflation running above the official target, which reduces individuals’ repayment capacity.
In the SME segment, which represents 11% of total risk exposure, the Bank maintained the restrictive origination measures adopted in recent years, particularly for the higher-risk profiles with weaker performance. Teams continuously review and adjust strategies to keep credit quality within expected levels. Overall, they achieved this during the year, with an acceptable performance of new business indicators.
In Brazil’s corporate segment, 2025 was marked by an uncertain geopolitical backdrop and some weaknesses in the local economy, notably high interest rates that have affected the repayment capacity of more leveraged companies. In this environment, the portfolio’s growth slowed and NPL and cost of risk levels increased.
Information on the estimation of impairment losses
The detail of Banco Santander (Brasil) S.A. exposure and loan-loss reserves associated with each of the stages at 31 December 2025, 2024 and 2023, is shown below. In addition, the exposure is divided in four tranches of the Standard & Poor's rating scale, according to their current credit quality:

Exposure and loan-loss reserves
EUR million	2025
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	16,898	1,513	—	18,411
From A+ to BB	29,179	1,253	—	30,432
From BB- to B-	36,089	7,035	—	43,124
CCC and below	1,217	3,801	7,151	12,169
Total exposureB	83,383	13,602	7,151	104,136
Loan-loss reservesC	648	1,128	4,216	5,992

Exposure and loan-loss reserves
EUR million
	2024
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	19,557	970	—	20,527
From A+ to BB	32,824	1,637	—	34,461
From BB- to B-	33,655	5,285	—	38,940
CCC and below	423	2,808	6,382	9,613
Total exposureB	86,459	10,700	6,382	103,541
Loan-loss reservesC	687	860	3,766	5,313

Exposure and loan-loss reserves
EUR million
	2023
Credit quality A	Stage 1	Stage 2	Stage 3	Total
From AAA to AA-	20,670	468	—	21,138
From A+ to BB	38,869	751	—	39,620
From BB- to B-	36,107	4,177	—	40,284
CCC and below	1,153	3,735	7,479	12,367
Total exposureB	96,799	9,131	7,479	113,409
Loan-loss reservesC	722	1,078	4,538	6,338
A.Detail of credit quality ratings calculated for Group management purposes.
B.Total exposure includes loan balances (drawn amounts) and off-balance (letters of credit + guarantees) and excludes REPOs, FV portfolio, trading portfolio and undrawn commitments.
C.Includes provisions for undrawn authorized lines (loan commitments).
For the expected losses estimation, prospective information is taken into account. Particularly, Santander Brazil considers three macroeconomic scenarios, periodically updated. The evolution for a period of five years of the main macroeconomic indicators used to estimate the expected losses in Santander Brazil is as follows:

	2026-2030
Variables	Pessimistic scenario	Base scenario	Optimistic scenario
Interest rate (annual averaged)	11.5%	10.9%	10.3%
Unemployment rate	8.0%	6.5%	5.4%
House price change	1.1%	5.9%	10.3%
GDP growth	(0.2%)	1.9%	3.8%
Burden income	27.0%	26.8%	26.1%
Each macroeconomic scenario is associated with a given weight. Regarding its assignation, Brazil links the highest weight to the base scenario whilst links the lowest weights to the most extreme scenarios:

	2025	2024	2023
Pessimistic scenario	13%	13%	10%
Base scenario	75%	75%	80%
Optimistic scenario	13%	13%	10%
The sensitivity analysis of the main portfolios expected loss to variations of +/-100 bp for the macroeconomic variables used in the construction of the scenarios is at the end of 2025 as follows:

	Change in provision
	Individuals	SME	Other
GDP growth
-100 bps	1.3%	2.9%	2.6%
+100 bps	(0.7%)	(1.3%)	(1.4%)
Unemployment rate
+100 bps	(1.9%)	(3.8%)	(4.5%)
+100 bps	2.8%	6.2%	6.3%
Interest rate (SELIC)
-100 bps	(0.6%)	(1.6%)	(0.9%)
+100 bps	1.7%	4.0%	3.5%
Regarding the Stage 2 classification determination, Santander Brasil assesses whether the increase in lifetime PD over the expected life of the transaction exceeds the combined effect of an absolute and a relative threshold. These thresholds vary by portfolio, depending on the characteristics of the transactions. A transaction is deemed to breach the threshold when its lifetime PD increases by a specified amount compared to the PD recorded at initial recognition.
The absolute and relative threshold levels are recalibrated periodically and depend on the type of portfolio to which they apply. In addition, Santander Brasil has implemented a backstop to the relative threshold across all portfolios: contracts whose current PD doubles the PD at origination are automatically classified as Stage 2.
4. Other credit risk aspects
4.1. Credit risk by activity in the financial markets
This section covers credit risk from treasury, with money market financing and counterparty risk products to satisfy the needs of customers (especially credit institutions) and the Group.
Counterparty credit risk is defined as the risk that could arise from a total or partial failure to meet the financial obligations entered into with the entity, because a customer may default before the final settlement of the transaction’s cash flows. This risk usually increases the longer the period between the trade date and the settlement date. It is a bilateral credit risk that can affect both parties to the transaction, and its magnitude is uncertain, as it depends on volatile market factors.
Within counterparty credit risk exposure, an additional risk known as wrong-way risk may arise. It occurs when exposure to a portfolio or counterparty increases at the same time as its credit quality deteriorates. In other words, wrong-way risk exists when default risk increases and, as a result, the exposure to the counterparty also increases. Santander has specific models to measure and control this risk.
Settlement risk arises when the settlement of a transaction involves a bilateral exchange of flows or assets between two counterparties. For example, when a counterparty buys dollars in exchange for euros, settlement involves one party delivering euros and receiving an equivalent amount of dollars from the other. Settlement risk is the risk that one of the parties fails to meet its settlement obligations. We have also developed a global infrastructure and specific models to measure this risk.
To manage and control counterparty risk, it is essential to have an infrastructure that allows measuring current and potential exposure at different levels of aggregation and granularity in an agile and dynamic way, ensuring the generation of reports with sufficient detail to facilitate the understanding of exposures and the decision-making process.
To measure exposure, Grupo Santander follows two methodologies: mark-to-market (MtM or replacement value in derivatives) plus potential future exposure (add-on), and Monte Carlo simulation for calculating exposure for some countries and products. Additionally, Santander calculates capital at risk or unexpected loss, which is the loss that constitutes economic capital net of guarantees and recoveries, after deducting the expected loss.

After market close, Grupo Santander recalculates exposures by adjusting all operations to their new time horizon, adapting the potential future exposure and applying mitigation measures (netting, collateral, among others), so that exposures can be controlled daily against the limits approved by senior management within the risk appetite. Santander performs risk control through a real-time integrated system, which allows the Group to know at any moment the available exposure limit with any counterparty, in any product and term, and across all subsidiaries.
Grupo Santander runs monthly stress tests on derivatives portfolios and securities financing transactions (SFT). These exercises form an integral part of the counterparty credit risk management process. They allow us to assess the resilience of exposures under adverse scenarios and support appropriate identification, measurement and control of the associated risks.
4.2. Concentration risk
Concentration risk control is an essential aspect of Grupo Santander's management. The Group continuously monitors the level of concentration in its credit risk portfolios applying various criteria: geographic areas and countries, economic sectors and groups of customers.
The board, via the risk appetite framework, determines the maximum levels of concentration.
In line with these maximum levels and limits, the executive risk committee establishes the risk policies and reviews the appropriate exposure levels for the effective management of the degree of concentration in Santander’s credit risk portfolios.
Grupo Santander must adhere to the regulation on large risks contained in the CRR, according to which the exposure contracted by an entity with a customer or group of associated customers will be considered a large exposure when its value is equal to or greater than 10% of eligible capital.
In addition, in order to limit large exposures, no entity may assume exposures exceeding 25% of its eligible capital with a single customer or group of associated customers, having factored in the credit risk mitigation effect contained in the regulation.
At the end of December, after applying risk mitigation techniques, no group reaches the above-mentioned thresholds.
Regulatory credit exposure with the 20 largest groups within the scope of large risks represented 5.3% of the outstanding credit risk with customers (lending to customers plus off-balance sheet risks) as of December 2025. While the regulatory credit exposure with the 40 largest groups represents 8.4% of the credit risk.

The detail, by activity and geographical area of the Group's risk concentration at 31 December 2025 is as follows:

EUR million
	2025A
	Total	Spain	Other EU countries	America	Rest of the world
Central banks and Credit institutions	326,316	61,256	71,853	119,532	73,675
Public sector	267,765	82,131	62,620	109,109	13,905
Of which:
Central government	239,153	66,479	57,468	101,768	13,438
Other central government	28,612	15,652	5,152	7,341	467
Other financial institutions (financial business activity)	207,044	16,301	50,819	101,600	38,324
Non-financial companies and individual entrepreneurs (non-financial business activity) (broken down by purpose)	447,496	103,836	94,760	188,078	60,822
Of which:
Construction and property development	20,322	4,130	2,090	9,396	4,706
Civil engineering construction	5,128	1,835	1,740	1,468	85
Large companies	291,515	53,841	63,635	127,003	47,036
SMEs and individual entrepreneurs	130,531	44,030	27,295	50,211	8,995
Households – other (broken down by purpose)	543,928	88,602	98,262	142,560	214,504
Of which:
Residential	333,552	61,818	27,030	46,605	198,099
Consumer loans	192,746	19,784	69,670	87,491	15,801
Other purposes	17,630	7,000	1,562	8,464	604
Total	1,792,549	352,126	378,314	660,879	401,230
A.For the purposes of this table, the definition of risk includes the following items in the public balance sheet: 'Loans and advances to credit institutions', 'Loans and advances to Central Banks', 'Loans and advances to Customers', 'Debt securities', 'Equity Instruments', 'Trading Derivatives', 'Hedging derivatives', 'Investments and financial guarantees given'.
4.3 Sectors identification and management
Grupo Santander conducts a quarterly review of exposure to customers operating in sectors that could be more affected by macroeconomic conditions (energy consumption, commodity prices, and key macroeconomic variables). This monitoring is complemented by the use of internal tools that allow projecting the behaviour and evolution of clients in each sector under different macroeconomic scenarios. Additionally, this process considers, among other things, the following information at the sector level:
•Market information: Industries’ stock market performance.
•Analysts’ EBITDA forecasts for the coming years.
•Internal information: Changes in credit exposure, defaults (in different timelines) and stagings.
•Our industry experts’ opinion, based on specific details about our exposures and our relationships with customers
Grupo Santander continued to strengthen our ability to analyse potential losses at the highest possible level of granularity by enhancing the methodology and sector projection tools, based on the resilience of each company’s financial statements under different macroeconomic scenarios.
4.4. Sovereign risk and exposure to other public sector entities
Sovereign risk arises from central bank transactions (including regulatory cash reserves), government bonds issued by the Treasury or equivalent bodies (public debt portfolio), and transactions with public-sector entities funded exclusively by a state’s budget revenues and with no commercial activity.
The standard historically applied by Grupo Santander differs from the one used by the EBA in its periodic stress tests. The most significant differences are that the EBA’s approach does not include deposits with central banks, exposures held in insurance companies, or indirect exposures through guarantees or other instruments. By contrast, it does include public administrations more broadly (including regional and local authorities), and not only those of the central government.
Santander continues to track and manage transactions with sovereign risk based on available information, such as reports by rating agencies and international organizations. Grupo Santander monitors each country where the Group has cross-border[1] and sovereign risk. Santander analyses events that could affect the country’s political or institutional stability and assign its government or central bank a credit rating. This helps us set limits for transactions with sovereign risk.
Over recent years, total sovereign risk exposure has remained in line with regulatory requirements and the strategy defined for managing this portfolio. Changes in exposure across countries reflect the liquidity management strategy and hedging of interest rate and foreign exchange risk. International exposure is diversified across countries with different macroeconomic expectations and, consequently, different growth, interest rate and exchange rate scenarios..
At the end of December 2025, Grupo Santander´s local sovereign exposure, in currencies other than the official currency of the country of issuance, is not significant (EUR 4,908 million, 1.2% of total sovereign risk) according to our management criteria. Furthermore, exposure to non-local sovereign issuers involving cross-border risk is even less significant[2] (EUR 17,002 million, 4.0% of total sovereign risk). Sovereign exposure in Latin America is mostly in local currency, and is recognised in the local accounts and concentrated in short- term maturities.
Our investment strategy for sovereign risk considers country’s credit quality to set the maximum exposure limits. The following table shows the percentage of exposure by ratingA:

Exposure distribution by rating
	2025	2024	2023
AAA	18%	21%	18%
AA	17%	18%	19%
A	43%	41%	41%
BBB	14%	11%	12%
Less than BBB	9%	9%	10%
A.Internal ratings are applied.
Sovereign exposure at the end of December 2025 is shown in the table below (data in million euros):

	2025					2024
	Portfolio
	Financial assets held for trading and Financial assets designated as FV with changes in results	Financial assets at fair value through other comprehensive income	Financial assets at amortised cost	Non-trading financial assets mandatory at fair value through profit or loss	Total net direct exposure	Total net direct exposure
Spain	3,852	112	58,044	—	62,008	56,293
Portugal	(659)	1,199	6,767	—	7,307	7,652
Italy	2,875	440	12,557	—	15,872	12,915
Greece	—	—	—	—	—	—
Ireland	(38)	—	—	—	(38)	—
Rest Eurozone	3,684	254	10,443	—	14,381	6,212
UK	907	1,001	5,687	—	7,595	8,772
Poland	1,141	6,339	13,333	—	20,813	14,286
Rest of Europe	8	—	526	—	534	954
US	4,783	4,320	15,943	—	25,046	24,926
Brazil	8,089	9,533	8,543	—	26,165	26,641
Mexico	10,663	7,652	7,599	—	25,914	21,642
Chile	676	2,666	5,254	—	8,596	6,900
Rest of America	2,593	1,654	2,151	—	6,398	4,431
Rest of the World	211	17	4,128	—	4,356	7,003
Total	38,785	35,187	150,975	—	224,947	198,627
[1] Risks with domestic public or private borrowers in foreign currency and originated outside the country.
[2] Countries that are not considered low risk by Banco de España.
5. Forborne loan portfolio
The customer debt redirection policy incorporates the regulatory requirements of the EBA guidelines on the management of non-performing exposures, refinancing and restructuring. This policy acts as a reference for the transposition in our subsidiaries and shares the applicable supervisory expectations.
This policy also sets down rigorous criteria for evaluating, classifying and monitoring forbearances to support the strictest possible care and diligence in recovering due amounts. Thus, it dictates that Santander must adapt payment obligations to customers' current circumstances. Our forbearance policy also defines classification criteria to support Grupo Santander recognizes risks appropriately.
Forbearances must remain classified as non-performing or in watch-list for a prudential period for reasonable certainty of repayment. In no case will repayments be used to delay the immediate recognition of losses or so that their use distorts the timely recognition of the risk of non-payment.
At 31 December 2025, forbearance stock fell again and stood at EUR 25,235 million, due to the good payment behaviour in the main geographies. In terms of credit quality, 53% of the loans is classified as credit impaired, with a coverage ratio of 41%. In addition, 47% of the portfolio is classified as performing.
The following terms are used with the meanings specified below:
•Refinancing transaction: transaction that is granted or used, for reasons relating to current or foreseeable financial difficulties of the borrower, to repay one or more of the transactions granted to it, or through which the payments on such transactions are brought fully or partially up to date, in order to enable the borrowers of the cancelled or refinanced transactions to repay their debt (principal and interest) because they are unable, or might foreseeably become unable, to comply with the conditions there of in due time and form.
•Restructured transaction: transaction with respect to which, for economic or legal reasons relating to current or foreseeable financial difficulties of the borrower, the financial terms and conditions are modified in order to facilitate the payment of the debt (principal and interest) because the borrower is unable, or might foreseeably become unable, to comply with the aforementioned terms and conditions in due time and form, even if such modification is envisaged in the agreement.

Current refinancing and restructuring balances
Amounts in EUR million, except number of transactions that are in units
2025
	Total
	Without real guarantee		With real guarantee
					Maximum amount of the actual collateral that can be considered		Impairment of accumulated value or accumulated losses in fair value due to credit risk
	Number of transactions	Gross amount	Number of transactions	Gross amount	Real estate guarantee	Rest of real guarantees
Credit entities	—	—	—	—	—	—	—
Public sector	14	6	9	7	5	—	8
Other financial institutions and: individual shareholder	933	94	462	182	117	15	94
Non-financial institutions and individual shareholder	489,192	5,095	42,700	5,596	3,271	923	2,713
Of which financing for constructions and property development	249	21	523	739	695	4	75
Other warehouses	3,000,071	4,556	515,253	9,699	3,752	3,777	3,665
Total	3,490,210	9,751	558,424	15,484	7,145	4,715	6,480
Financing classified as non-current assets and disposable groups of items that have been classified as held for sale	13,499	261	4,630	566	406	14	171

Current refinancing and restructuring balances
Amounts in EUR million, except number of transactions that are in units
2025
Of which, non-performing/Doubtful
	Without real guarantee		With real guarantee
					Maximum amount of the actual collateral that can be considered		Impairment of accumulated value or accumulated losses in fair value due to credit risk
	Number of transactions	Gross amount	Number of transactions	Gross amount	Real estate guarantee	Rest of real guarantees
Credit entities	—	—	—	—	—	—	—
Public sector	5	2	9	7	5	—	8
Other financial institutions and: individual shareholder	579	50	259	75	22	11	89
Non-financial institutions and individual shareholder	296,008	2,901	26,767	2,585	1,166	420	2,420
Of which financing for constructions and property development	167	3	264	156	115	4	50
Other warehouses	1,620,343	2,401	296,470	5,313	1,730	2,232	2,991
Total	1,916,935	5,354	323,505	7,980	2,923	2,663	5,508
Financing classified as non-current assets and disposable groups of items that have been classified as held for sale	6,901	120	1,720	235	110	5	145
In 2025, the amortised cost of financial assets whose contractual cash flows were modified during the year when the corresponding loss adjustment was valued at an amount equal to the expected credit losses over the life of the asset amounted to EUR 3,031 million (3,940 million in 2024), without these modifications having a material impact on the income statement. Also, during 2025, the total of financial assets that have been modified since the initial recognition, and whose correction for expected loss has gone from being valued during the entire life of the asset to the following twelve months, amounts to EUR 2,092 million (2,950 million in 2024).
The transactions presented in the foregoing tables were classified at 31 December 2025 by nature, as follows:
•Credit impaired: Operations that rest on an inadequate payment scheme will be classified within the non-performing category, regardless they include contract clauses that delay the repayment of the operation throughout regular payments or present amounts written off the balance sheet for being considered irrecoverable.
•Performing: Operations not classifiable as non-performing will be classified within this category. Operations will also be classified as normal if they have been reclassified from the non-performing category for complying with the specific criteria detailed below:
•A period of a year must have passed from the refinancing or restructuring date.
•The owner must have paid for the accrued amounts of the capital and interests, thus reducing the rearranged capital amount, from the date when the restructuring of refinancing operation was formalised.
•The owner must not have any other operation with amounts past due by more than 90 consecutive days of material delay on the date of the reclassification to the normal risk category.
Attending to the credit attention 47% of the forborne loan transactions are classified as other than non-performing. Particularly noteworthy are the level of existing guarantees (47% of transactions are secured by collateral) and the coverage provided by specific allowances (representing 26% of the total forborne loan portfolio and 41% of the non-performing portfolio).
c) Market, structural and liquidity risk
1. Activities subject to market risk and types of market risk
Activities exposed to market risk encompass transactions where risk is assumed as a consequence of potential changes in interest rates, inflation rates, exchange rates, stock prices, credit spreads, commodity prices, volatility and other market factors; the liquidity risk from our products and markets, and the balance-sheet liquidity risk. Therefore, they include trading risks and structural risks.
•Interest rate risk arises from movements in interest rates that reduce the value of a financial instrument, a portfolio or the Grupo Santander. It can affect loans, deposits, debt securities, most assets and liabilities held for trading, and derivatives.
•Inflation rate risk arises from movements in inflation that can reduce the value of a financial instrument, a portfolio or the entire group. It can affect loans, debt securities and derivatives (e.g. inflation swaps and futures) whose profitability is linked to inflation.
•Exchange rate risk is the possibility of loss because the currency of a long or open position will depreciate against the base currency. It can affect debt in subsidiaries whose local currency is not the euro, as well as loans denominated in a foreign currency.
•Equity risk is the possibility of loss from open positions in securities if their market price or expected future dividends fall. It affects shares, stock market indices, convertible bonds and derivatives with shares as the underlying asset (put, call, equity swaps, etc.).
•Credit spread risk is the possibility of loss from open positions in fixed-income securities or credit derivatives if their yield curve, or the recovery rate of their issuer or type change. A spread is the yield difference between financial instruments against a benchmark (e.g. the internal rate of return (IRR) of government bonds and interbank interest rates).
•Commodity price risk is the possibility of loss from movements in commodity prices. Grupo Santander's commodity exposure is minor and stems mainly from commodity derivatives.
•Volatility risk is the possibility of loss caused by movements in interest rates, exchange rates, the stock market, credit spreads and other risk factors affecting portfolio value. It is inherent to all financial instruments whose value considers volatility (especially options contracts).
Derivative contracts (such as options, futures, forwards and swaps) can mitigate market risks partially or fully.
Additionally, other more complex coverage market risks are considered, such as correlation risk, market liquidity risk, prepayment or cancellation risk and subscription risk.
•Correlation risk is the possibility of loss due to an adverse correlation between risk variables that affect portfolio value. Risk variables could be the same (e.g. two FX rates) or different (e.g. an interest rate and a commodity price).
•Market liquidity risk is the possibility that fewer market makers or institutional investors, a large number of transactions, market instability and other factors will cause the Group or a subsidiary to exit a position at a worse market price or trade cost. Exposure to different products and currencies can also increase this risk.
•Pre-payment or cancellation risk originates when mortgages, deposits and other on-balance-sheet instruments give holders the option to buy or sell them, thus altering future cash flows. Potential mismatches on the balance sheet pose a risk since cash flows may have to be reinvested at an interest rate that is potentially lower (assets) or higher (liabilities).
•Underwriting risk is the possibility that the bank will have to hold part of a debt issue it has underwritten or agreed to place if it cannot all be placed among potential buyers.
Balance sheet liquidity risk (unlike market liquidity risk) is the possibility of loss caused by forced disposal of assets or cash flow imbalance if the bank meets its payment obligations late or at excessive cost. It can cause losses by forced asset sales or impacts on margins due to the mismatch between expected cash inflows and outflows.
Pension and actuarial risks (explained at the end of this section) also depend on market variables.
Grupo Santander aim to comply with the Basel Committee’s Fundamental Review of the Trading Book (FRTB) and the EBA’s Guidelines on the management of interest rate risk arising from non-trading book activities. The purpose of several projects Grupo Santander runs is to provide risk control managers and teams with the best market risk management tools under the right governance framework for the models Grupo Santander uses for metric reporting; and to comply with regulation on the risks mentioned above.
. Trading market risk management
Setting market risk limits in a dynamic process according to the risk appetite in the annual limits plan prepared by senior management and extended to all subsidiaries.
The standard methodology for risk management and control in trading, measures the maximum expected loss with a specific level of confidence and time frame. The standard for historical simulation is a confidence level of 99% over one day.
Grupo Santander applies statistical adjustments efficiently to incorporate recent developments affecting our levels of risk. Our time frame is two years or at least 520 days from the reference date of the VaR calculation.
The balance sheet items in the Group’s consolidated position that are subject to market risk are shown below, distinguishing those positions for which the main risk metric is VaR from those for which risk monitoring is carried out using other metrics:

Risk metric values on the consolidated balance sheet
EUR million
		Main market risk metric
	Balance sheet amount	VaR	Other	Main risk factor for 'Other' balance
Assets subject to market risk
Cash, cash balances at central banks and other deposits on demand	152,281		152,281	Interest rate
Financial assets held for trading	252,318	252,318
Non-trading financial assets mandatorily at fair value through profit or loss	7,761	5,815	1,946	Interest rate, spread
Financial assets designated at fair value through profit or loss	8,046	—	8,046	Interest rate, spread
Financial assets designated at fair value through other comprehensive income	74,612	2,281	72,331	Interest rate, spread
Financial assets at amortized cost	1,202,689		1,202,689	Interest rate, spread
Hedging derivatives	3,931		3,931	Interest rate, exchange rate
Changes in the fair value of hedged items in portfolio hedges of interest risk	50		50	Interest rate
Other assets	165,827
Total assets	1,867,515

Liabilities subject to market risk
Financial liabilities held for trading	171,546	171,546
Financial liabilities designated at fair value through profit or loss	42,148	—	42,148	Interest rate, spread
Financial liabilities at amortized cost	1,421,184		1,421,184	Interest rate, spread
Hedging derivatives	4,248		4,248	Interest rate, exchange rate
Changes in the fair value of hedged items in portfolio hedges of interest rate risk	49		49	Interest rate
Other liabilities	115,592
Total liabilities	1,754,767
Equity	112,748
The following table displays the latest and average VaR values at 99% by risk factor over the last three years. It also shows the minimum and maximum VaR values in 2025 and 97.5% ES at the end of December 2025:

VaR statistics and expected shortfall by risk factorA
EUR million. VaR at 99% and ES at 97.5% with one day time horizon
	2025					2024		2023
	VaR (99%)				ES (97.5%)	VaR		VaR
	Min	Average	Max	Latest	Latest	Average	Latest	Average	Latest
Total Trading	9.6	17.6	29.2	18.7	16.9	17.1	18.7	11.7	13.5
Diversification effect	(10.7)	(21.0)	(59.3)	(17.7)	(18.9)	(19.8)	(27.3)	(14.9)	(17.1)
Interest rate	11.2	16.5	23.0	15.3	16.4	17.0	20.2	12.2	11.1
Equities	2.4	6.5	10.8	8.1	7.5	6.0	9.5	3.2	6.0
Exchange rate	3.3	7.4	37.5	6.3	5.8	5.8	5.9	5.3	4.8
Credit spread	3.2	5.7	10.2	4.8	4.8	4.9	5.3	4.3	6.1
Commodities	0.2	2.5	7.0	1.9	1.3	3.2	5.1	1.6	2.6

Total Europe	9.6	15.0	28.2	13.2	13.2	12.7	16.0	9.4	11.8
Diversification effect	(8.9)	(18.0)	(32.4)	(15.9)	(17.8)	(15.4)	(18.4)	(10.5)	(13.8)
Interest rate	9.0	13.3	19.2	11.4	13.3	12.0	14.4	9.1	8.2
Equities	2.7	6.4	11.0	7.4	7.1	5.9	8.8	2.8	5.8
Exchange rate	3.7	7.3	19.7	5.3	5.7	5.1	5.8	3.5	5.2
Credit spread	3.0	5.8	10.4	4.9	4.8	4.9	5.3	4.3	6.1
Commodities	0.1	0.2	0.3	0.1	0.1	0.2	0.1	0.2	0.3

Total North America	3.7	5.8	8.9	5.5	5.3	6.9	6.4	4.0	5.0
Diversification effect	(0.4)	(1.7)	(6.3)	(1.6)	(1.8)	(1.1)	(0.8)	(0.7)	(0.5)
Interest rate	3.8	5.9	8.8	4.8	4.9	6.9	6.6	3.7	5.0
Equities	0.1	0.8	3.2	1.0	1.0	0.2	0.1	0.2	0.0
Exchange rate	0.2	0.8	3.2	1.3	1.2	0.9	0.5	0.8	0.5

Total South America	3.2	7.6	16.5	5.8	5.9	9.0	9.5	7.3	7.0
Diversification effect	(0.3)	(5.2)	(28.7)	(8.7)	(6.2)	(6.9)	(5.5)	(6.2)	(6.6)
Interest rate	2.8	7.2	18.1	4.0	3.8	8.8	6.5	7.3	5.6
Equities	0.2	1.5	7.2	2.2	2.3	1.2	2.1	1.4	2.4
Exchange rate	0.4	1.6	12.9	6.5	4.7	2.7	1.3	3.2	3.0
Commodities	0.1	2.5	7.0	1.8	1.3	3.2	5.1	1.6	2.6
A. In South and North America, VaR levels of credit spreads and commodities are not shown separately due to their low or null materiality.
VaR at the end of December (EUR 18.7 million) was only EUR 0.03 million lower compared to the end of 2024, reflecting sustained high market volatility, ongoing geopolitical risk and concerns over inflation trends, which could pick up again as a result of new US trade policies.
By risk factor, average VaR (EUR 17.6 million) higher across several risk factors, especially for foreign exchange, with high market volatility for certain currencies such as the US dollar and the Argentine peso. Temporary spikes in VaR across the different factors generally reflect isolated increases in market price volatility rather than significant changes in positions.
By region, average VaR was higher than the 2024 average in Europe, mainly due to interest rate and foreign exchange risk factors, while it was lower in North America and South America.
Backtesting
Actual losses can differ from predicted losses because of the VaR’s limitations. Grupo Santander measures the accuracy of the VaR calculation model to make sure it is reliable. The most important tests Grupo Santander runs involve backtesting:
•In hypothetical P&L backtesting and for the total portfolio, two exceptions (a daily loss higher than VaR or a daily gain higher than VaE) were observed in 2025 for VaR at a 99% confidence level, on 9 and 11 April, as a result of high market volatility, mainly driven by uncertainty over the potential impact of new US trade policies.
•The exceptions observed in the past year are consistent with the assumptions of the VaR calculation model.

3. Structural balance sheet risks
3.1. Main aggregates and variations
Consistent with previous years, the market risk profile of Grupo Santander’s balance sheet remained moderate in 2025 in terms of asset, shareholders’ equity and NII volumes.
Each subsidiary’s finance division manages interest rate risk from commercial banking and is responsible for handling structural risk from interest rate fluctuations.
To measure interest rate risk, Grupo Santander uses statistical models based on strategies to mitigate structural risk with interest-rate instruments (such as bonds and derivatives) to keep risk profile within risk appetite.
The NII and EVE sensitivities below are based on scenarios of parallel interest rate movements from -100 to +100 basis points.
Structural VaR
With such a homogeneous metric as VaR, Grupo Santander can fully monitor market risk in the banking book (excluding CIB trading activity). The Bank differentiates fixed income based on interest rates and credit spreads in ALCO portfolios, FX rates and shares.
In general, the structural VaR of Grupo Santander total assets and equity is minor.

Structural VaR
EUR million. Structural VaR 99% with a temporary horizon of one day.
	2025				2024		2023
	Min	Average	Max	Latest	Average	Latest	Average	Latest
Structural VaR	598.5	662.9	751.9	690.1	747.7	687.5	705.0	749.5
Diversification effect	(155.9)	(258.4)	(265.6)	(206.6)	(386.4)	(268.6)	(416.6)	(444.7)
VaR Interest RateA	158.3	177.3	205.8	177.6	412.0	235.2	348.4	380.2
VaR Exchange Rate	486.0	597.7	648.7	572.4	571.7	594.4	580.4	642.9
VaR Equities	110.1	146.3	163.0	146.7	150.4	126.5	192.8	171.1
A. Includes credit spread VaR on ALCO portfolios.
Structural interest rate risk
•Europe
At the end of December, net interest income (NII) for our main balance sheets showed positive sensitivity to interest rate increases. As of the same date, the economic value of equity (EVE) showed negative sensitivity to interest rate increases.
At the end of December 2025, under the scenarios previously described, the most significant NII sensitivity risk was concentrated in the euro, at EUR 561 million; the pound sterling, EUR 169 million; the Polish złotyr, EUR 51 million; and the US dollar, EUR 50 million, all linked to interest rate cut risk.
The most significant risk to the economic value of equity was concentrated in the euro yield curve, at EUR 1,087 million; in pound sterling, at EUR 614 million; the Polish złoty, at EUR 275 million euros; and the US dollar, at EUR 104 million euros, all linked to interest rate rise risk.
Exposure was moderate in relation to annual budget and capital levels in 2025.
•North America
At the end of December, net interest income (NII) for our North America balance sheets showed positive sensitivity to interest rate increases in the United States, while showing negative sensitivity to the same scenario in Mexico. In both cases, the economic value of equity (EVE) showed negative sensitivity to interest rate increases.
Exposure was moderate in relation to annual budget and capital levels in 2025.
At the end of December 2025, significant risk to NII was mainly in the US and amounted to EUR 49 million.
The most significant risk to EVE was in the US and amounted to EUR 570 million.
•South America
EVE and NII on our main South American balance sheets are generally positioned for interest rate cuts.
In 2025, exposure across all countries remained moderate in relation to the annual budget and capital levels.
At the end of December, the most significant risk to NII was mainly in Brazil (EUR 57 million).
Most significant risk to EVE was recorded in Brazil (EUR 257 million) and in Chile (EUR 225 million).
Structural foreign currency rate risk/results hedging
Grupo Santander's structural FX risk stems mainly from the income and hedging of foreign currency transactions for permanent financial investments. In the dynamic management of this risk, Grupo Santander aims to limit the impact of FX rate movements on the core capital ratio. In 2025, the hedged of the different currencies that have an impact on our core capital ratio was close to 100%.
In December 2025, the largest permanent exposures (with their potential impact on equity) were, in this order, in pound sterling, US dollars, Brazilian reais, Mexican pesos, Polish zlotys and Chilean pesos.
Grupo Santander uses FX derivatives to hedge part of those permanent positions. The Finance division manages FX risk and hedging for the expected profits and dividends of subsidiaries whose base currency is not the euro.
Structural equity risk
Grupo Santander holds equity positions in its banking and trading books. They are either equity instruments or stock, depending on the share of ownership or control.
At the end of December 2025, the equities and shareholdings in the banking book were diversified among Spain, China, Morocco, Poland and other countries. Most of them invest in the financial and insurance sectors. Grupo Santander has minor equity exposure to property and other sectors.
Structural equity positions are exposed to market risk. The Group calculates its VaR with a set of market prices and proxies. At the end of the year 2025, VaR at a 99% confidence level over a one-day horizon was EUR 147 million (EUR 127 million and EUR 171 million in 2024 and 2023, respectively).
3.2. Methodologies
Structural interest rate risk
Grupo Santander measures the potential impact of interest rate movements on EVE and NII. Because changing rates may generate impacts, Grupo Santander must manage and control many subtypes of interest rate risk, such as repricing risk, curve risk, basis risk and option risk (e.g. behavioural or automatic).
Interest rate risk in the balance sheet and market conditions and outlooks could necessitate certain financial measures to achieve Grupo Santander's desired risk profile (such as selling positions or setting interest rates on products Grupo Santander markets).
The metrics Grupo Santander uses to monitor IRRBB include NII and EVE sensitivity to interest rate movements.
•Net interest income sensitivity
Net interest income (NII) is the difference between interest income from assets and the interest cost of liabilities in the banking book over a typical one- to three-year horizon (one year being standard in Grupo Santander). Because NII sensitivity is the difference in income between a selected scenario and the base scenario, its values can be as many as considered scenarios. It enables us to see short-term risks and supplement economic value of equity (EVE) sensitivity.
•Economic value of equity sensitivity
Economic value of equity (EVE) is the difference between the current value of all assets minus the current value of all liabilities in the banking book. It does not include shareholders’ equity and non-interest-bearing instruments. The sensitivity of the economic value of own funds is obtained as the difference between said economic value calculated with a selected scenario and that calculated with a base scenario.
Because EVE sensitivity is the difference in EVE between a selected scenario and the base scenario, it can have as many values as considered scenarios. It enables us to see long-term risks and supplement NII sensitivity.
Structural exchange-rate risk/hedging of results
Every day, Grupo Santander measures FX positions, VaR and P/L.
Structural equity risk
Grupo Santander measures equity positions, VaR and P/L.
4. Liquidity risk
Structural liquidity management aims to fund the Group’s recurring activity optimising maturities and costs, while avoiding taking on undesired liquidity risks.
Santander’s liquidity management is based on the following principles:
•Define liquidity risk and provide detailed assessments of current and emerging material liquidity risks.
•Define liquidity risk metrics, review and challenge liquidity risk appetite and limits on first line of defence proposals.
•Evaluates and challenges commercial/business proposals; It provides senior management and business units with the necessary elements to understand the liquidity risk of Santander's businesses and operations.
•Supervise the liquidity risk management of the first line of defence and assess the permanence of businesses within the limits of liquidity risk.
•Reports on compliance with risk appetite limits and exceptions, if any, to governing bodies.
•Provides a consolidated view of liquidity risk exposures and liquidity risk profile.
•Confirms the existence of adequate liquidity procedures to manage the business within the limits of risk appetite.
The effective application of these principles by all institutions comprising the Group required the development of a unique management framework built upon three fundamental pillars:
•A solid organisational and governance model that supports the involvement of the subsidiaries’ senior management in decision-taking and its integration into the Group’s global strategy. The decision-making process for all structural risks, including liquidity and funding risk, is carried out by local Asset and Liability Committees (ALCOs) in coordination with the global ALCO, which is the body empowered by the Bank's board in accordance with the corporate Asset and Liability Management (ALM) framework.
This governance model has been reinforced as it has been included within Santander's Risk Appetite Framework. This framework meets demands from regulators and market players emanating from the financial crisis to strengthen banks’ risk management and control systems.
•In-depth balance sheet analysis and measurement of liquidity risk, supporting decision-taking and its control. The Group objective is to maintains adequate liquidity levels necessary to cover its short- and long-term needs with stable funding sources, optimising the impact of their costs on the income statement. Grupo Santander’s liquidity risk management processes are contained within a conservative risk appetite framework established in each geographic area in accordance with its commercial strategy. This risk appetite establishes the limits within which the subsidiaries can operate in order to achieve their strategic objectives.
•Management adapted in practice to the liquidity needs of each business. Every year, based on business needs, a liquidity plan is developed which seeks to achieve:
•a solid balance sheet structure, with a diversified presence in the wholesale markets;
•the use of liquidity buffers and limited encumbrance of assets;
•compliance with both regulatory metrics and other metrics included in each entity’s risk appetite statement.
Over the course of the year, all dimensions of the plan are monitored.
Grupo Santander continues to develop the ILAAP (Internal Liquidity Adequacy Assessment Process), an internal self-assessment of liquidity adequacy which must be integrated into the Group’s other risk management and strategic processes. It focuses on both quantitative and qualitative matters and is used as an input to the SREP (Supervisory Review and Evaluation Process). The ILAAP evaluates the liquidity position both in ordinary and stressed scenarios.
i. Liquidity risk measurement
Grupo Santander uses the Basel regulatory definition and calculates a set of metrics and stress scenarios in relation to intraday liquidity risk to maintain a high level of management and control. On the one hand, the regulatory liquidity metrics (LCR, NSFR) are prepared following the regulatory criteria established in the CRR 2 and CRD IV. Regarding internal metrics, liquidity scenarios are determined using a combination of behavioral observation in actual liquidity crises occurred at other banks, regulatory assumptions and expert judgment.
a) Liquidity Coverage Ratio (LCR)
The liquidity coverage ratio (LCR) is a regulatory metric. Its purpose is to promote the short-term resilience of a bank’s liquidity profile and make sure it has enough high-quality liquid assets to withstand a considerable idiosyncratic or market stress scenario over 30 calendar days.
b) Net Stable Funding Ratio (NSFR)
The net stable funding ratio (NSFR) is a regulatory metric we use to measure long-term liquidity risk. It is the ratio of available stable funding to required stable funding. It requires banks to keep a robust balance sheet, with off-balance-sheet assets and operations financed by stable liabilities.
c) Liquidity buffer
The liquidity buffer is the total liquid assets a bank has to cope with cash outflows during periods of stress. The assets are free of encumbrances and can be used immediately to generate liquidity without losses or excessive discounts. The liquidity buffer is a tool for calculating most liquidity metrics. It is also a metric with defined limits for each subsidiary.
d) Wholesale liquidity metric
The wholesale liquidity metric measures the number of days Grupo Santander would survive if it used liquid assets to cover lost liquidity from a wholesale deposit run-off (without possible renewal) over a set time horizon. Grupo Santander also uses it as an internal short-term liquidity metric to reduce risk from dependence on wholesale funding.
e) Asset Encumbrance metrics
Grupo Santander calculates two metrics to measure asset encumbrance risk. On the one hand, the asset encumbrance ratio gives the proportion of encumbered assets to total assets; on the other, the structural asset encumbrance ratio gives the proportion of encumbered assets by structural funding transaction (namely long-term collateralized issues and credit transactions with central banks).
f) Other additional liquidity indicators
In addition to traditional tools to measure short and long-term liquidity and funding risk, Grupo Santander has a set of additional liquidity indicators to complement those and to measure other non-covered liquidity risk factors. These include concentration metrics, such as the main and the five largest funding counterparties, or the distribution of funding by maturity.
In this sense, deposits do not show a tendency towards concentration, maintaining a stable structure at 31 December 2024, where approximately 75% are transactional and more than 80% of retail deposits are insured by deposit guarantee systems of the different countries.
g) Liquidity scenario analysis
As liquidity stress tests, five standard scenarios have been defined:

i.An idiosyncratic scenario of events detrimental only to Santander;
ii.a local market scenario of events highly detrimental to a base country’s financial system or real economy;
iii.a global market scenario of events highly detrimental to the global financial system; and
iv.combined scenario consisting of a combination of more severe idiosyncratic and market events (local and global) occurring simultaneously and interactively.
v.climate scenarios where different stress cases derived from the effects that climate change could have on the economy are collected.
Grupo Santander uses these stress test outcomes as tools to determine risk appetite and support business decision-making.
h) Liquidity early warning indicators
Early warning indicator system consists of quantitative and qualitative liquidity indicators that help predict stress situations and weaknesses in the funding and liquidity structure of Grupo Santander entities. External indicators relate to market-based financial variables; internal indicators relate to our own performance.
i) Intraday liquidity metrics
Grupo Santander follows Basel regulation and calculates several metrics and stress scenarios for intraday liquidity risk to maintain a high level of control.
ii. Liquidity coverage ratio and net stable financing ratio
The regulatory requirement for the LCR ratio has been set at 100% since 2018.
Below is a breakdown of the Group's liquid assets composition according to the criteria established in the supervisory prudential information (Commission Implementing Regulation (EU) 2017/2114 of 9 November 2017) for the determination of high-quality liquid assets for the calculation of the LCR ratio (HQLA):

EUR million
	2025	2024	2023
	Amount weighted applicable	Amount weighted applicable	Amount weighted applicable
High-quality liquid assets-HQLAs
Cash and reserves available at central banks	150,883	188,745	217,935
Marketable assets Level 1	173,744	150,912	119,043
Marketable assets Level 2A	5,726	4,696	4,236
Marketable assets Level 2B	7,584	6,951	6,814
Total high-quality liquid assets	337,937	351,304	348,028

EUR million
	2025	2024	2023
High-quality liquid assets-HQLAs (numerator)	301,618	315,524	348,028
Total net cash outflows (denominator)	208,388	206,889	209,892
Cash outflows	287,044	278,760	282,982
Cash inflows	78,656	71,871	73,090
Consolidated LCR ratio (%)	145%	153%	166%
Group LCR ratio (%)	155%	168%
NSFR ratio (%)	126%	126%	123%
Since 2024, the calculation of the consolidated LCR ratio has been updated to comply with a series of requirements regarding asset transferability restrictions in third countries. This new consolidated ratio includes an adjustment whereby any excess liquidity above 100% of LCR outflows, which is subject to transferability restrictions (legal or operational) in third countries, is not taken into account. This applies even if the surplus liquidity can be used to cover additional outflows within the country itself, which is not subject to any restrictions.
The total high-quality liquid assets differ from the high-quality liquid assets (HQLAs) considered as the numerator within the consolidated LCR ratio, due to the aforementioned adjustment.
In addition, since 2024, we have been calculating a Group LCR ratio using an internal methodology that determines the minimum common coverage percentage simultaneously across all the Group's markets and considers all existing restrictions on liquidity transfers in third countries. This methodology reflects the Group's resilience to liquidity risk more accurately and the internal ratio presents a level that is consistent with what would be achieved by applying the criteria followed until mid-2024, which did not include restrictions on liquidity transfers between subsidiaries.
Regarding the net stable funding ratio (NSFR), its definition was approved by the Basel Committee in October 2014. The transposition of this requirement into European regulation took place in June 2019 with the publication in the Official Journal of the European Union of Regulation (EU) 2019/876 of the European Parliament and of the Council of 20 May 2019. The Regulation establishes that entities must have a net stable funding ratio, as defined in the Regulation, above 100% from June 2021.
As for the funding structure, given the inherently commercial nature of the Group's balance sheet, the loan portfolio is mainly financed by customer deposits. In note 22, 'Debt securities,' the composition of these liabilities is presented based on their nature and classification, the movements and maturity profile of the debt securities issued by the Group, reflecting the strategy of diversification by products, markets, issuers, and terms followed by the Group in its approach to wholesale markets.
iii. Asset encumbrance
Finally, the moderate use of assets by Grupo Santander as collateral in the sources of structural financing of the balance sheet should be highlighted.
In accordance with the guidelines established by the European Banking Authority (EBA) in 2014 on committed and uncommitted assets, the concept of assets committed in financing transactions (asset encumbrance) includes both on-balance sheet assets provided as collateral in transactions to obtain liquidity and off-balance sheet assets that have been received and reused for similar purposes, as well as other assets associated with liabilities for reasons other than financing.
The residual maturities of the liabilities associated with the assets and guarantees received and committed are presented below, as of 31 of December of 2025 (EUR billion):

Residual maturities of the liabilities	Unmatured	<=1month	>1 month <=3 months	>3 months <=12 months	>1 year <=2 years	>2 years <=3 years	3 years <=5 years	5 years <=10 years	>10 years	Total
Committed assets	24.2	50.7	14.1	38.4	38.8	29.5	37.7	36.3	36.6	306.4
Guarantees received committed	2.2	85.2	28.2	61.8	4.0	0.8	1.9	1.1	—	185.2
The reported Group information as required by the EBA at 2025 year-end is as follows:

On-balance-sheet encumbered assets
EUR billion
	Carrying amount of encumbered assets	Fair value of encumbered assets	Carrying amount of unencumbered assets	Fair value of unencumbered assets
Loans and advances	152.5		1,149.4
Equity instruments	11.4	11.4	18.7	—
Debt securities	117.9	118.5	182.2	180.7
Other assets	23.1		212.4
Total assets	304.9		1,562.7

Encumbrance of collateral received
EUR billion
	Fair value of encumbered collateral received or own debt securities issued	Fair value of collateral received or own debt securities issued available for encumbrance
Collateral received	185.2	70.3
Loans and advances	0.5	—
Equity instruments	12.2	7.1
Debt securities	172.5	63.1
Other collateral received	—	0.1
Own debt securities issued other than own covered bonds or ABSs	1.4	1.1

Encumbered assets and collateral received and matching liabilities
EUR billion
	Matching liabilities, contingent liabilities or securities lent	Assets, collateral received and own debt securities issued other than covered bonds and ABSs encumbered
Total sources of encumbrance (carrying amount)	472.0	491.5
On-balance-sheet encumbered assets amounted to EUR 304,923 million, of which close to 50% are loans (mortgage loans, corporate loans, etc.). Guarantees received committed amounted to EUR 185,160 million, relating mostly to debt securities received as security in asset purchase transactions and re-used.
Taken together, these two categories represent a total of EUR 491,519 million of encumbered assets, which give rise to EUR 472,045 million matching liabilities.
As of December 2025, total asset encumbrance in funding operations represented 23.1% of the Group’s extended balance sheet under EBA criteria (total assets plus guarantees received: EUR 2,122,932 million), similar to December 2024.
d) Capital risk
The second line of defence can independently challenge business and first-line activities by:
•Supervising capital planning and adequacy exercises through a review of the main components affecting the capital ratios.
•Identifying key metrics to calculate the Group’s regulatory capital, setting tolerance levels and analysing significant variations, as well as single transactions with impact on capital.
•Reviewing and challenging the execution of capital actions proposed in line with capital planning and risk appetite.
Grupo Santander commands a sound solvency position, above the levels required by regulators and by the European Central bank.
Regulatory capital
At 31 December 2025, at a consolidated level, the Group must maintain a minimum capital ratio of 9.84% of CET1 ( 4.50% being the requirement for Pillar I, 0.98% being the requirement for Pillar 2R (requirement), 2.50% being the requirement for capital conservation buffer, 1.25% being the requirement for global systemically entity (D-SIB), 0.55% being the requirement for anti-cyclical capital buffer) and a systemic risk requirement of 0.05%
Grupo Santander must also maintain a minimum capital ratio of 11.66% of tier 1 and a minimum total ratio of 14.10%.
In 2025, the solvency target set was achieved. Santander’s CET1 ratio stood at 13.46%[1] at the close of the year, demonstrating its organic capacity to generate capital. The key regulatory capital figures are indicated below:

Reconciliation of accounting capital with regulatory capital
EUR million
	2025	2024	2023
Subscribed capital	7,345	7,576	8,092
Share premium account	36,792	40,079	44,373
Reserves	84,700	76,568	69,278
Treasury shares	(96)	(68)	(1,078)
Attributable profit	14,101	12,574	11,076
Approved dividendC	(1,698)	(1,532)	(1,298)
Shareholders’ equity on public balance sheet	141,144	135,197	130,443
Valuation adjustments	(37,973)	(36,596)	(35,020)
Non-controlling interests	9,578	8,726	8,818
Total Equity on public balance sheet	112,748	107,327	104,241
Goodwill and intangible assets	(15,037)	(16,098)	(17,313)
Eligible preference shares and participating securities	9,645	10,371	9,002
Accrued dividendC	(1,827)	(1,611)	(1,471)
Other adjustmentsA	(11,146)	(9,817)	(8,717)
Tier 1B	94,383	90,172	85,742
A.Fundamentally for non-computable non-controlling interests and deductions and reasonable filters in compliance with CRR.
B.Figures calculated by applying the transitional provisions of CRR 3.
C.Assumes 25% of underlying profit, see note 4.a for proposed distribution of results.

Note: Certain figures presented in this capital note have been rounded for ease of presentation. Consequently, the amounts corresponding to the rows or columns of totals in the tables presented in this note may not coincide with the arithmetic sum of the concepts or items that make up the total.

[1] Data calculated applying the transitional provisions of CRR 3.
The following table shows the capital coefficients and a detail of the eligible internal resources of the Group:

Capital coefficients
EUR million
	2025	2024	2023
Level 1 ordinary eligible capital (EUR million)	84,739	79,800	76,741
Level 1 additional eligible capital (EUR million)	9,645	10,371	9,002
Level 2 eligible capital (EUR million)	17,460	18,418	16,497
Risk-weighted assets (EUR million)	629,430	624,503	623,731
Level 1 ordinary capital coefficient (CET 1)	13.46%	12.78%	12.30%
Level 1 additional capital coefficient (AT1)	1.53%	1.66%	1.45%
Level 1 capital coefficient (TIER1)	15.00%	14.44%	13.75%
Level 2 capital coefficient (TIER 2)	2.77%	2.95%	2.64%
Total capital coefficient	17.77%	17.39%	16.39%

Eligible capital
EUR million
	2025	2024	2023
Eligible capital
Common Equity Tier I	84,739	79,800	76,741
Capital	7,345	7,576	8,092
(-) Treasure shares and own shares financed	(1,892)	(1,694)	(2,847)
Share Premium	36,792	40,079	44,373
Reserves	84,663	76,608	68,721
Other retained earnings	(39,918)	(38,617)	(35,038)
Minority interests	9,037	8,479	6,899
Profit net of dividends	10,576	9,431	8,307
Deductions	(21,863)	(22,061)	(21,766)
Goodwill and intangible assets	(15,037)	(15,957)	(17,220)
Others	(6,826)	(6,104)	(4,546)
Additional Tier I	9,645	10,371	9,002
Eligible instruments AT1	8,937	9,725	8,461
AT1-excesses-subsidiaries	708	645	541
Tier II	17,460	18,418	16,497
Eligible instruments T2	17,754	18,869	17,101
Excess IRB provision on PE	—	—	76
T2-excesses - subsidiaries	(294)	(450)	(680)
Total eligible capital	111,845	108,589	102,240
Note: Banco Santander, S.A. and its affiliates had not taken part in any State aid programmes.
Leverage ratio
Basel III established the leverage ratio as a non-risk sensitive measure aimed at limiting excessive balance sheet growth relative to available capital.
The Group performs the calculation in accordance with Regulation (EU) 2019/876 of 20 May 2019 amending Regulation (EU) No 575/2013 as regards the leverage ratio.
This ratio is calculated as tier 1 capital divided by leverage exposure. Exposure is calculated as the sum of the following items:
•Accounting assets, excluding derivatives and items treated as deductions from tier 1 capital (for example, the balance of loans is included, but not that of goodwill) further excluding the exposures referred to in Article 429.a (1) of the regulation.
•Off-balance-sheet items (mainly guarantees, unused credit limits granted and documentary credits) weighted using credit conversion factors.
•Inclusion of net value of derivatives (gains and losses are netted with the same counterparty, minus collaterals if they comply with certain criteria) plus a charge for the future potential exposure.
•A charge for the potential risk of security funding transactions.
•Lastly, it includes a charge for the risk of credit derivative swaps (CDS).
With the publication of Regulation (EU) 2019/876 of 20 May, 2019, amending Regulation (EU) n.º 575/2013 as regards the leverage ratio, the final calibration of the ratio is set at 3% for all entities and, for systemic entities G-SIB, is established an additional surcharge which would be 50% of the cushion ratio applicable to the EISM, applicable from January 2023. In addition, modifications are included in its calculation, including the exclusion of certain exposures from the total exposure measure: public loans when exceptional circumstances arise, public loans, transfer loans and officially guaranteed export credits, transfer loans and officially guaranteed export credits.

EUR million
	2025	2024	2023
Leverage
Level 1 Capital	94,385	90,170	85,742
Exposure	1,924,349	1,885,572	1,826,922
Leverage Ratio	4.90%	4.78%	4.69%
Global systemically important banks
Grupo Santander is one of 29 banks designated as global systemically important banks (G-SIBs).
The designation as a globally systemic entity comes from a measurement established by the regulators (FSB and BCBS) that they have implemented based on five indicators (size, interjurisdictional activity, interconnection with other financial entities, substitutability and complexity). The list uses data as of the end of 2024 and is based on a methodology agreed in July 2018 and implemented for the first time in the assessment of G-SIBs as of the end of 2021, incorporating, among other things, an additional score considering the Member States of the SRM as a single jurisdiction.
This definition means it has to fulfil certain additional requirements, which consist mainly of a capital buffer (1%), in TLAC requirements (total loss absorbing capacity), that Grupo Santander has to publish relevant information more frequently than other banks, greater regulatory requirements for internal control bodies, special supervision and drawing up of special reports to be submitted to supervisors.
Additionally, Grupo Santander appears both on the list of global systemic entities and on the list of domestic systemic entities. Bank of Spain, based on rule 23 of Circular 2/2016, requires the application of the highest of the two corresponding buffers, in the case of Grupo Santander being the domestic one, 1.25%, a surcharge payable by 2025.
The fact that Grupo Santander has to comply with these requirements makes it a more solid bank than its domestic rivals.